Exhibit 10.37

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as

*****. A complete version of this exhibit has been filed separately with the SEC.

OFFICE LEASE AGREEMENT

BETWEEN

FLATIRON BOULDER OFFICE, INC.

a Texas corporation

AS LANDLORD

AND

WALL STREET ON DEMAND, INC.,

a Delaware corporation

AS TENANT

DATED

January 8th, 2007

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

TABLE OF CONTENTS

1. Definitions and Basic Provisions	1
2. Lease Grant	1
3. Tender of Possession	1
4. Rent	2
5. Delinquent Payment; Handling Charges	2
6. Security Deposit	3
7. Services; Utilities; Common Areas	3
(a) Services	3
(b) Excess Utility Use	4
(c) Common Areas	4
8. Alterations; Repairs; Maintenance; Signs	5
(a) Alterations	5
(b) Repairs; Maintenance	6
(i) By Landlord	6
(ii) By Tenant	7
(iii) Performance of Work	8
(c) Mechanic’s Liens	8
(d) Signs	9
9. Use	10
10. Assignment and Subletting	11
(a) Transfers	11
(b) Consent Standards	11
(c) Request for Consent	11
(d) Conditions to Consent	11
(e) Attornment by Subtenants	12
(f) Cancellation	12
(g) Additional Compensation	12
11. Insurance; Waivers; Subrogation; Indemnity	13
(a) Tenant’s Insurance	13
(b) Landlord’s Insurance	14
(c) No Subrogation	14
(d) Indemnity	14
12. Subordination; Attornment; Notice to Landlord’s Mortgagee	15
(a) Subordination	15
(b) Attornment	15
(c) Notice to Landlord’s Mortgagee	15
(d) Landlord’s Mortgagee’s Protection Provisions	16
13. Rules and Regulations	16
14. Condemnation	16
(a) Total Taking	16
(b) Partial Taking - Tenant’s Rights	16
(c) Partial Taking - Landlord’s Rights	17
(d) Award	17

i

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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15. Fire or Other Casualty	17
(a) Repair Estimate	17
(b) Tenant’s Rights	17
(c) Landlord’s Rights	17
(d) Repair Obligation	17
(e) Abatement of Rent	18
16. Personal Property Taxes	18
17. Events of Default	18
(a) Payment Default	18
(b) Abandonment	18
(c) Estoppel/Financial Statement/Commencement Date Letter	18
(d) Insurance	18
(e) Mechanic’s Liens	18
(f) Other Defaults	19
(g) Insolvency	19
18. Remedies	19
(a) Termination of Lease	19
(b) Termination of Possession	19
(c) Perform Acts on Behalf of Tenant	20
(d) Alteration of Locks	20
19. Payment by Tenant; Non-Waiver; Cumulative Remedies	20
(a) Payment by Tenant	20
(b) No Waiver	20
(c) Cumulative Remedies	21
20. Landlord’s Lien	21
21. Surrender of Premises	21
22. Holding Over	22
23. Certain Rights Reserved by Landlord	22
(a) Building Operations	22
(b) Security	22
(c) Repairs and Maintenance	23
(d) Prospective Purchasers and Lenders	23
(e) Prospective Tenants	23
24. Substitution Space	23
25. Hazardous Materials	23
26. Miscellaneous	25
(a) Landlord Transfer	25
(b) Landlord’s Liability	25
(c) Force Majeure	25
(d) Brokerage	25
(e) Estoppel Certificates	26
(f) Notices	26
(g) Separability	26
(h) Amendments; Binding Effect	26
(i) Quiet Enjoyment	26
(j) No Merger	26
(k) No Offer	27

ii

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been requested with respect to the omitted portions.

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(I) Entire Agreement	27
(m) Waiver of Jury Trial	27
(n) Governing Law	27
(o) Recording	27
(p) Joint and Several Liability	27
(q) Financial Reports	27
(r) Landlord’s Fees	28
(s) Telecommunications	28
(t) Confidentiality	28
(u) Authority	28
(v) List of Exhibits	29
27. Other Provisions	29

iii

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

BASIC LEASE INFORMATION

This Basic Lease Information is attached to and incorporated by reference to an Office Lease Agreement between Landlord and Tenant, as defined below.

Lease Date:	January 8th, 2007

Landlord:	Flatiron Boulder Office, Inc., a Texas corporation

Tenant:	Wall Street On Demand, Inc., a Delaware corporation

Premises:	Suite No. 100, containing approximately 15,876 rentable square feet, in the building commonly known as Flatiron Boulder Office (the “Building”), and whose street address is 5775 Flatiron Parkway, Boulder, Colorado. The Premises are outlined on the plan attached to the Lease as Exhibit A. The land on which the Building is located (the “Land”) is described on Exhibit B. The term “Project” or “Complex” shall collectively refer to the Building, the Land and the driveways, parking facilities, and similar improvements and easements associated with the foregoing or the operation thereof, including without limitation the Common Areas (as defined in Section 7(c)).

Term:	Approximately One Hundred Twenty-Nine (129) months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the One Hundred Twenty-Ninth (129th) full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:	The earliest of: (a) the date on which Tenant occupies any portion of the Premises and begins conducting business therein; (b) the date on which the Work (as defined in Exhibit D hereto) in the Premises is Substantially Completed (as defined in Exhibit D hereto); or (c) the date on which the Work in the Premises would have been Substantially Completed but for the occurrence of any Tenant Delay Days (as defined in Exhibit D hereto).

Base Rent:	Base Rent shall be the following amounts for the following periods of time:

Lease Month	Annual Base Rent Rate Per Rentable Square Foot	Monthly Base Rent
1 — 6	$****	$****
7 — 18	$*****	$*********
19 — 30	$*****	$*********
31 — 42	$*****	$*********
43 — 54	$*****	$*********
55 — 66	$*****	$*********
67 — 78	$*****	$*********

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

79 — 90	$	*****	$	*********
91 — 102	$	*****	$	*********
103 — 114	$	*****	$	*********
115 — 129	$	*****	$	*********

As used herein, the term “Lease Month” shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first (1st) day of a calendar month, the period from the Commencement Date to the first (1st) day of the next calendar month shall be included in the first (1st) Lease Month for purposes of determining the duration of the Term and the monthly Base Rent rate applicable for such partial month).

********************************************

Security Deposit:	$*********

Rent:	Base Rent, Additional Rent, Taxes and Insurance (each as defined in Exhibit C hereto), and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:	General office use, and for no other purpose whatsoever.

Tenant’s Proportionate Share:	******%, which is the percentage obtained by dividing (a) ************************************ ****** by (b) **********************************************************************. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above is conclusive as to the square footage in existence on the date of this Lease and shall be binding upon them.

Initial Liability Insurance Amount	$*********

Broker/Agent	For Tenant: NONE For Landlord: c/o Trammell Crow Denver, Inc. 8390 East Crescent Parkway, Suite 300 Greenwood Village, CO 80111 Attn: Flatiron Boulder Asset Manager

Tenant’s Address:	Prior to Commencement Date: 5718 Central Avenue Boulder, CO 80301 Attention: Jessica Pappas	Following Commencement Date: (To Premises) With a copy to: 5718 Central Avenue Boulder, CO 80301 Attention: Accounts Payable if invoice / billing issue other issue Jessica Pappas

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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Landlord’s Address:	For all Notices: c/o Trammell Crow Company 8390 East Crescent Parkway, Suite 300 Greenwood Village, CO 80111 Attention: Property Manager	With a copy to: INVESCO Realty Advisors Three Galleria Tower, Suite 500 13155 Noel Road Dallas, TX 75240 Attention: Senior Asset Manager

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:	FLATIRON BOULDER OFFICE, INC., a Texas corporation

	By:	/s/ Terrell W. Bolko
Name: Terrell W. Bolko
Title: Vice President

TENANT:	WALL STREET ON DEMAND, INC. a Delaware corporation

	By:	/s/ James Tanay
Name: James Tanay
Title:

WALL STREET ON DEMAND, INC. a Delaware corporation

By:	/s/ Jessica Pappas
Name: Jessica Pappas Title: Director of Administration

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

OFFICE LEASE AGREEMENT

This Office Lease Agreement (this “Lease”) is entered into as of January 8th , 2006, between Flatiron Boulder Office, Inc., a Texas corporation (“Landlord”), and Wall Street On Demand, Inc., a Delaware corporation (“Tenant”).

1. Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: “Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; “Building’s Structure” means the Building’s exterior walls, roof, elevator shafts (if any), footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; “Building’s Systems” means the Premises’ and Building’s HVAC, life-safety, plumbing, electrical, and mechanical systems; “Business Day(s)” means Monday through Friday of each week, exclusive of Holidays; “Holidays” means New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other nationally or regionally recognized holiday; “including” means including, without limitation; “Laws” means all federal, state, and local laws, ordinances, rules and regulations, all court orders, governmental directives, and governmental orders and all interpretations of the foregoing, and all restrictive covenants affecting the Project, and “Law” shall mean any of the foregoing; “Normal Business Hours” means 7:00 a.m. to 6:00 p.m. on Business Days and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of Holidays; “Tenant’s Off-Premises Equipment” means any of Tenant’s equipment or other property that may be located on or about the Project (other than inside the Premises); and “Tenant Party” means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

2. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises (as defined in the Basic Lease Information). Tenant, its permitted subtenants and their employees, licensees and guests, shall have access to the Premises at all times, twenty-four (24) hours per day, every day of the year, subject to such after-normal business hour security procedures as Landlord may require. In connection with the foregoing, Tenant shall have the right, at its sole cost and expense, to install additional access card readers on the entry doors to the Premises, upon written notice to and the reasonable approval of Landlord.

3. Tender of Possession. Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant in the condition required by this Lease on or about April 1, 2007 (the “Estimated Delivery Date”). If Landlord is unable to tender possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then: (a) the validity of this Lease shall not be affected or impaired thereby; (b) Landlord shall not be in default hereunder or be liable for damages therefor; and (c) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Prior to occupying the Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit F hereto confirming: (1) the Commencement Date (as defined in the Basic Lease Information) and the expiration date of the initial Term (as defined in the Basic Lease Information); (2) that Tenant has accepted the Premises; and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter); however, the failure of the parties to execute such letter shall not defer the Commencement Date or otherwise invalidate this Lease. Tenant’s failure to execute such document within ten (10) days of receipt thereof from Landlord shall be an Event of Default (as defined in Section 17) under this Lease and shall be deemed Tenant’s agreement to the contents of such document. Notwithstanding the foregoing, Landlord grants to Tenant and Tenant’s contractors access to the Premises during the three (3) weeks prior to the Commencement Date (“Early Access”) for the purpose of installing Tenant’s furniture, fixtures and equipment provided that such Early Access is coordinated with Landlord and Landlord’s contractors and that it shall in no way interfere with or delay Landlord’s completion of the improvements to the Premises or violate code restrictions. Tenant and its contractors shall observe all rules and regulations of the Building, including Landlord’s insurance requirements. Tenant’s Early Access is subject to all of the terms and conditions of this Lease. Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Rent.

4. Rent. Tenant shall timely pay to Landlord Rent (as defined in the Basic Lease Information), including the amounts set forth in Exhibit C hereto, without notice, demand, deduction or set-off (except as otherwise expressly provided herein), by good and sufficient check drawn on a national banking association at Landlord’s address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. The obligations of Tenant to pay Base Rent (as defined in the Basic Lease Information) and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Base Rent, adjusted as herein provided, shall be payable monthly in advance. The first (1st) monthly installment of Base Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Base Rent shall be payable on the first (1st) day of each month beginning on the first (1st) day of the second (2nd) full calendar month of the Term. The monthly Base Rent for any partial month at the beginning of the Term shall equal the product of 1/365 (or in the event of a leap year, 1/366) of the annual Base Rent in effect during the partial month and the number of days in the partial month, and shall be due on the Commencement Date. Payments of Base Rent for any fractional calendar month at the end of the Term shall be similarly prorated. Tenant shall pay Additional Rent, Taxes and Insurance (each as defined in Exhibit C) at the same time and in the same manner as Base Rent.

5. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of ******* percent (**%) per annum or the maximum lawful rate of interest (such lesser amount is referred to herein as the “Default Rate”); additionally, Landlord, in addition to all other rights and remedies available to it, may charge Tenant a fee equal to **** percent (*%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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6. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the Security Deposit (as defined in the Basic Lease Information), which shall be held by Landlord to secure Tenant’s performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord’s damages upon an Event of Default (as defined in Section 17). Landlord may, at Landlord’s discretion, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder or in connection with Landlord’s remedies under this Lease. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Subject to the requirements of, and conditions imposed by, Laws applicable to security deposits under commercial leases, Landlord shall, within the time required by applicable Law, return to Tenant the portion of the Security Deposit remaining after deducting all damages, charges and other amounts permitted by Law. Landlord and Tenant agree that such deductions shall include, without limitation, all damages and losses that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach of this Lease by Tenant. Unless required otherwise by applicable Law, the Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, upon such transfer (and the delivery to Tenant of an acknowledgement of the transferee’s responsibility for the Security Deposit if required by Law), Landlord thereafter shall have no further liability for the return of the Security Deposit.

7. Services; Utilities; Common Areas.

(a) Services. Landlord shall use all reasonable efforts to furnish to Tenant: (i) water at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are required by governmental authority or as Landlord reasonably determines are standard for the Building; (iii) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may limit the number of operating elevators during non-business hours, during repairs, and Holidays; (iv) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord’s standard charge for such bulbs and tubes shall be paid by Tenant; and (v) electrical current during Normal Business Hours for equipment whose electrical energy consumption does not exceed normal office usage. If Tenant desires any of the services specified in Section 7(a)(ii) at a time other than Normal Business Hours, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the Business Day preceding such extra usage, and Tenant shall pay to Landlord the actual cost (and not as a profit) of such services within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing HVAC service to Tenant at a time other than Normal Business Hours (currently estimated at $50.00 per hour), shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service. Any after hours HVAC cost reimbursement shall be credited against the Operating Costs for the Building.

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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(b) Excess Utility Use. Landlord shall not be required to furnish electrical current for any equipment that consumes more than 0.65 kilowatts as rated capacity, requires voltage other than 120 volts, single phase, or requires the use of self-contained HVAC units. In the event Tenant requires additional HVAC or electric current capacity, subject to Exhibit D, Tenant shall have the right to install such additional services as necessary subject to Landlord’s approval. If Tenant’s requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7(a), Landlord shall, at Tenant’s expense, make reasonable efforts to supply such service through the then-existing feeders and risers and electrical panels serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant’s expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts unless approved in advance by Landlord, which approval shall not be unreasonably withheld. Tenant shall not install any electrical equipment requiring voltage in excess of Building capacity unless approved in advance by Landlord, which approval may be withheld in Landlord’s sole discretion. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers and electrical panels to or wiring in the Premises. Any risers or wiring required to meet Tenant’s excess electrical requirements shall, upon Tenant’s written request, be installed by Landlord, at Tenant’s cost, if, in Landlord’s judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within thirty (30) days after Landlord has delivered to Tenant an invoice therefor. Landlord’s obligation to furnish services under Section 7(a) shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than thirty (30) days’ prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant’s obligations hereunder.

(c) Common Areas. The term “Common Area” is defined for all purposes of this Lease as that part of the Project and/or Complex intended for the common use of all tenants, including among other facilities (as such may be applicable to the Complex), the ground floor lobby, elevator lobbies and hallways on multi-tenant floors, parking areas, private streets and alleys, landscaping, curbs, loading areas, sidewalks, malls and promenades (enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms, public toilets, the parking garage, and the like, but excluding: (i) space in buildings (now or hereafter existing) designated

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been requested with respect to the omitted portions.

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for rental for commercial purposes, as the same may exist from time to time; (ii) streets and alleys maintained by a public authority; (iii) areas within the Complex which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Premises); and (iv) areas leased to a single-purpose user where access is restricted. In addition, although the roof(s) of the building(s) in the Complex is not literally part of the Common Area, it will be deemed to be so included for purposes of: (i) Landlord’s ability to prescribe rules and regulations regarding same; and (ii) its inclusion for purposes of Operating Costs reimbursements. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Complex. For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas reasonably accessible to the tenants of the Building or Complex, as applicable, which areas may be elevated, surface or underground. Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this Lease, its subtenants, licensees and concessionaires, shall have the non-exclusive right to use the Common Area (excluding roof(s)) as constituted from time to time, such use to be in common with Landlord, other tenants in the Building and/or Complex, as applicable, and other persons permitted by the Landlord to use the same, and subject to rights of governmental authorities, easements, other restrictions of record, and such reasonable rules and regulations governing use as Landlord may from time to time prescribe. For example, and without limiting the generality of Landlord’s ability to establish rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

(i) Tenant shall not solicit business within the Common Area nor take any action which would interfere with the rights of other persons to use the Common Area.

(ii) Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

(iii) With regard to the roof(s) of the building(s) in the Project or Complex, as applicable, use of the roof(s) is reserved to Landlord, or with regard to any tenant demonstrating to Landlord’s satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord.

8. Alterations; Repairs; Maintenance; Signs.

(a) Alterations. Tenant shall not make any alterations, additions or improvements to the Premises (collectively, the “Alterations”) without the prior written consent of Landlord, except for the installation of unattached, movable trade fixtures which may be installed without drilling, cutting or otherwise defacing the Premises. Tenant shall furnish complete plans and specifications to Landlord for its approval at the time it requests Landlord’s consent to any Alterations if the desired Alterations: (i) will affect the Building’s Systems or Building’s Structure; or (ii) will require the filing of plans and specifications with any governmental or quasi-governmental agency or authority; or (iii) will cost in excess of Five Thousand and No/100 Dollars ($5,000.00) in the aggregate. Subsequent to obtaining Landlord’s consent and prior to commencement of the Alterations, Tenant shall deliver to Landlord any

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

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building permit required by applicable Law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within ten (10) days after the rendition of a bill for all of Landlord’s actual out-of-pocket costs incurred in connection with any Alterations, including all management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant’s plans and specifications and for the monitoring of construction of the Alterations. If Landlord consents to the making of any Alteration, such Alteration shall be made by Tenant at Tenant’s sole cost and expense by a contractor approved in writing by Landlord. Tenant shall require its contractor to maintain insurance in such amounts and in such form as Landlord may require. Without Landlord’s prior written consent, Tenant shall not use any portion of the Common Areas either within or without the Project or Complex, as applicable, in connection with the making of any Alterations. If the Alterations which Tenant causes to be constructed result in Landlord being required to make any alterations and/or improvements to other portions of the Project or Complex, as applicable, in order to comply with any applicable Laws, then Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations and/or improvements. Any Alterations made by Tenant shall become the property of Landlord upon installation and shall remain on and be surrendered with the Premises upon the expiration or sooner termination of this Lease, unless Landlord requires the removal of such Alterations. If Landlord requires the removal of such Alterations, Tenant shall at its sole cost and expense, forthwith and with all due diligence (but in any event not later than ten (10) days after the expiration or earlier termination of the Lease) remove all or any portion of any Alterations made by Tenant which are designated by Landlord to be removed (including without limitation stairs, bank vaults, and cabling, if applicable) and repair and restore the Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted. All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner with new materials of first-class quality, lien-free and in compliance with all Laws, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Project or Complex, as applicable. Tenant agrees to indemnify, defend and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability or damage. The foregoing indemnity shall survive the expiration or earlier termination of this Lease. Landlord’s consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord’s acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.

(b) Repairs; Maintenance.

(i) By Landlord. Landlord shall, subject to reimbursement as set forth in Exhibit C, keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) standard mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building generally; (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by

*** Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has

been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED by Markit Ltd.

Tenant. If any of the foregoing maintenance or repair is necessitated due to the acts or omissions of any Tenant Party, Tenant shall pay the costs of such repairs or maintenance to Landlord within thirty (30) days after receipt of an invoice, together with an administrative charge in an amount equal to ******* percent (**%) of the cost of the repairs. Landlord shall not be liable to Tenant for any interruption of Tenant’s business or inconvenience caused due to any work performed in the Premises or in the Complex pursuant to Landlord’s rights and obligations under the Lease. To the extent allowed by law, Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

(ii) By Tenant. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and shall keep the Premises in good condition and repair, ordinary wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (1) floor covering and/or raised flooring; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the benefit of Tenant and located in the Premises or other portions of the Building or Project; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, dishwashers, ice machines and similar facilities serving Tenant exclusively; (7) phone rooms used exclusively by Tenant; (8) Alterations performed by contractors retained by or on behalf of Tenant, including related HVAC balancing; and (9) all of Tenant’s furnishings, trade fixtures, equipment and inventory. Tenant shall contract directly for janitorial services to the Premises and will keep the Premises in a first-class condition and appearance. Tenant will pay all costs and expenses for the janitorial services directly to the provider. Landlord will have no obligations with respect to such janitorial services. Tenant acknowledges that the condition and appearance of the Premises are of concern to the Landlord because of the Premises’ location and visibility which as a result may detract from the first-class appearance and image of the Building. If Landlord reasonably determines at any time that the Premises are not being kept in a condition acceptable to Landlord, then Landlord shall notify Tenant and Tenant shall return the Premises to a condition reasonably satisfactory to Landlord within three (3) business days after such notice. if after such 3 business day period, Tenant has not complied, Landlord may during Ordinary Business Hours enter the Premises and have the Premises cleaned to its satisfaction by its own janitorial services at Tenant’s cost and expense. Landlord reserves the right to perform any of the foregoing maintenance or repair obligations or require that such obligations be performed by a contractor approved by Landlord, all at Tenant’s expense. All work shall be performed in accordance with the rules and procedures described in Section 8(a). If Tenant fails to make any repairs to the Premises for more than fifteen (15) days after notice from Landlord (although notice shall not be required if there is an emergency, or if the area to be repaired is visible from the exterior of the Building), Landlord may, in addition to any other remedy available to Landlord, make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within thirty (30) days after receipt of an invoice, together with an administrative charge in an amount equal to ******* percent (**%) of the cost of the repairs. At the expiration of this Lease, Tenant shall surrender the Premises in good condition, excepting reasonable wear and tear and losses required to be restored by Landlord. If Landlord elects to store any personal property of Tenant, including goods, wares, merchandise, inventory, trade fixtures and other personal property of Tenant, same shall be stored at the sole risk of Tenant. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas,

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electricity, water or rain which may leak from any part of the Complex or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, or from the act or negligence of any other tenant or any officer, agent, employee, contractor or guest of any such tenant. It is generally understood that mold spores are present essentially everywhere and that mold can grow in most any moist location. Emphasis is properly placed on prevention of moisture and on good housekeeping and ventilation practices. Tenant acknowledges the necessity of housekeeping, ventilation, and moisture control (especially in kitchens, janitor’s closets, bathrooms, break rooms and around outside walls) for mold prevention. In signing this Lease, Tenant has first inspected the Premises and certifies that it has not observed mold, mildew or moisture within the Premises. Tenant agrees to immediately notify Landlord if it observes mold/mildew and/or moisture conditions (from any source, including leaks), and allow Landlord to evaluate and make recommendations and/or take appropriate corrective action. Tenant relieves Landlord from any liability for any bodily injury or damages to property caused by or associated with moisture or the growth of or occurrence of mold or mildew on the Premises. In addition, execution of this Lease constitutes acknowledgement by Tenant that control of moisture and mold prevention are integral to its Lease obligations.

(iii) Performance of Work. All work described in this Section 8 shall be performed only by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord, Landlord’s property management company and INVESCO Institutional (N.A.), Inc. (“Invesco”) as additional insureds against such risks, in such amounts, and with such companies as Landlord may reasonably require. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building’s Structure and the Building’s Systems). All such work which may affect the Building’s Structure or the Building’s Systems, at Landlord’s election, must be performed by Landlord’s usual contractor for such work or a contractor approved by Landlord. All work affecting the roof of the Building must be performed by Landlord’s roofing contractor or a contractor approved by Landlord and no such work will be permitted if it would void or reduce the warranty on the roof.

(c) Mechanic’s Liens. All work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic’s liens to be filed against the Premises or the Project in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. if such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, Project or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either: (1) pay the amount of the lien and cause the lien to be released of record; or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid,

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including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant or any other Tenant Party for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, Project or Landlord’s interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall indemnify, defend and hold harmless Landlord, its property manager, Invesco, any subsidiary or affiliate of the foregoing, and their respective officers, directors, shareholders, partners, employees, managers, contractors, attorneys and agents (collectively, the “Indemnitees”) from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys’ fees) in any way arising from or relating to the failure by any Tenant Party to pay for any work performed, materials furnished, or obligations incurred by or at the request of a Tenant Party. The foregoing indemnity shall survive termination or expiration of this Lease.

(d) Signs. Tenant shall not place or permit to be placed any signs upon: (i) the roof of the Building; or (ii) the Common Areas; or (iii) any area visible from the exterior of the Premises without Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed provided any proposed sign is placed only in those locations as may be designated by Landlord, and complies with the sign criteria promulgated by Landlord from time to time. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed upon the exterior or interior surface of any door or window or at any point inside the Premises, which in Landlord’s reasonable opinion, is of such a nature as to not be in keeping with the standards of the Building, and if Tenant fails to do so, Landlord may without liability remove the same at Tenant’s expense. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the Project or Complex, as applicable. The Tenant, upon vacation of the Premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, painting or replacement of the Building fascia surface or other portion of the Building where signs are attached. If Tenant fails to do so, Landlord may have the sign removed and the cost of removal plus fifteen percent (15%) as an administrative fee shall be payable by Tenant within ten (10) days of invoice.

Notwithstanding the foregoing to the contrary, during the initial Term, Tenant shall have the non-exclusive right to place its name on the existing two (2) monument signs for the Building (the “Signage”). The Signage shall be installed by Landlord at Landlord’s cost and shall be maintained at Landlord’s sole cost and expense throughout the Term. The rights of Tenant under this paragraph: (i) are personal to Tenant and may, upon receipt of Landlord’s reasonable approval therefor, be assigned to an assignee or subtenant, but may not be assigned to any other party; (ii) are terminable by Landlord following any default not cured within applicable cure periods; and (iii) are terminable by Landlord if Tenant reduces the size of the Premises,

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notwithstanding the consent of Landlord thereto. Upon the expiration or earlier termination of this Lease or the termination of Tenant’s sign rights as set forth herein, Tenant shall remove the Signage, at Tenant’s sole cost and expense, and restore the monument signs to their condition immediately prior to the installation of the Signage. If Tenant fails to timely remove the Signage, then the Signage shall conclusively be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without further notice to Tenant or any other person and without obligation to account therefor. Tenant shall reimburse Landlord for all reasonable costs incurred by Landlord in connection therewith within thirty (30) days of Landlord’s invoice. The provisions of this paragraph shall survive the expiration or earlier termination of the Lease.

9. Use. Tenant shall continuously occupy and use the Premises only for the Permitted Use (as set forth in the Basic Lease Information) and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises and will not commit waste, overload the Building’s Structure or the Building’s Systems or subject the Premises to use that would damage the Premises. Tenant, at its sole cost and expense, shall obtain and keep in effect during the term, all permits, licenses, and other authorizations necessary to permit Tenant to use and occupy the Premises for the Permitted Use in accordance with applicable Law. Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant: (a) Tenant shall bear the risk of complying with Title III of the Americans With Disabilities Act of 1990, any state laws governing handicapped access or architectural barriers, and all rules, regulations, and guidelines promulgated under such laws, as amended from time to time (the “Disabilities Acts”) in the Premises; and (b) Landlord shall bear the risk of complying with the Disabilities Acts in the Common Areas (subject to reimbursement as set forth in Exhibit C), other than compliance that is necessitated by the use of the Premises for other than the Permitted Use or as a result of any alterations or additions made by Tenant (which risk and responsibility shall be borne by Tenant). Tenant shall not use any substantial portion of the Premises for a “call center”, any other telemarketing use, or any credit processing use. In addition, the Premises shall not be used for any purpose which creates strong, unusual, or offensive odors, fumes, dust or vapors; which emits noise or sounds that are objectionable due to intermittence, beat, frequency, shrillness, or loudness; which is associated with indecent or pornographic matters; or which involves political or moral issues (such as abortion issues). Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building. Tenant shall not knowingly conduct or permit to be conducted in the Premises any activity, or place any equipment in or about the Premises or the Building, which will invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Premises or the Building. if any invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to activity conducted from the Premises, or any act or omission by Tenant, or its agents, employees, representatives, or contractors, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant or the contents or equipment in or about the Premises, and, as a result thereof, Tenant shall be liable for such increase and shall be considered Additional Rent payable with the next monthly installment of Base Rent due under this Lease. In no event shall Tenant introduce or permit to be kept on the Premises or brought into the Building any dangerous, noxious, radioactive or explosive substance.

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10. Assignment and Subletting.

(a) Transfers. Tenant shall not, without the prior written consent of Landlord: (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law; (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant; (4) sublet any portion of the Premises; (5) grant any license, concession, or other right of occupancy of any portion of the Premises; or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10(a)(1) through Section 10(a)(6) being a “Transfer”).

(b) Consent Standards. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that Tenant is not then in default under the Lease and the proposed transferee: (1) is creditworthy; (2) has a good reputation in the business community; (3) will use the Premises for the Permitted Use (thus, excluding without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Project or Complex, as applicable; (4) will not use the Premises, Project or Complex in a manner that would materially increase the pedestrian or vehicular traffic to the Premises, Project or Complex; (5) is not a governmental entity, or subdivision or agency thereof; (6) is not another occupant of the Building (provided Landlord has space available in the Building to meet the needs of such occupant); and (7) is not a person or entity with whom Landlord is then, or has been within the six-month period prior to the time Tenant seeks to enter into such assignment or subletting, negotiating to lease space in the Building or Complex, as applicable, or any Affiliate of any such person or entity; otherwise, Landlord may withhold its consent in its sole discretion.

(c) Request for Consent. If Tenant requests Landlord’s consent to a Transfer, then, at least thirty (30) days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed pertinent documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character. Concurrently with Tenant’s notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 (inclusive of attorney’s fees) to defray Landlord’s expenses in reviewing and considering any request for consent to a Transfer.

(d) Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant’s obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord’s consent to any Transfer shall not be deemed consent to any

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subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

(e) Attornment by Subtenants. Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, either terminate the sublease or take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be: (1) liable for any previous act or omission of Tenant under such sublease; (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant; (3) bound by any previous modification of such sublease or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment; (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement; or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 10(e). The provisions of this Section 10(e) shall be self-operative, and no further instrument shall be required to give effect to this provision.

(f) Cancellation. Landlord may, within thirty (30) days after submission of Tenant’s written request for Landlord’s consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and Rent shall be reduced proportionately based on the remaining square footage in the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

(g) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, ***** percent (**%) of the excess of all compensation received by Tenant for a Transfer over the Rent allocable to the portion of the Premises covered thereby.

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11. Insurance; Waivers; Subrogation; Indemnity.

(a) Tenant’s Insurance. Effective as of the earlier of: (1) the date Tenant enters or occupies the Premises; or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance in amounts of $******** per occurrence, which shall apply on a per location basis, or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord’s property management company and Invesco against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant’s Off-Premises Equipment with an additional insured endorsement in form CG 2026 (11/85); (B) if Tenant has any company-owned or leased vehicles, Automobile Liability covering any owned, non-owned, leased, rented or borrowed vehicles of Tenant with limits no less than $******** combined single limit for property damage and bodily injury; (C) All Risk Property insurance covering the full value of all Alterations and improvements and betterments in the Premises, naming Landlord and Landlord’s Mortgagee (as defined in Section 12(a)) as additional loss payees as their interests may appear; (D) All Risk Property insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Project by or on behalf of a Tenant Party (including Tenant’s Off-Premises Equipment) it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (E) contractual liability insurance sufficient to cover Tenant’s indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant’s commercial general liability insurance policy); (F) worker’s compensation insurance in amounts not less than statutorily required, and Employers’ Liability insurance with limits of not less than ***************** ($*********); (G) business interruption insurance in an amount that will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against under Section 11(a)(2)(C) or attributable to the prevention of access to the Building or Premises; (H) in the event Tenant performs any alterations or repairs in, on, or to the Premises, Builder’s Risk Insurance on an All Risk basis (including collapse) on a completed value (non-reporting) form, or by endorsement including such coverage pursuant to Section 11(a)(2)(C) hereinabove, for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; and (I) such other insurance or any changes or endorsements to the insurance required herein, including increased limits of coverage, as Landlord, or any mortgagee or lessor of Landlord, may reasonably require from time to time. Tenant’s insurance shall provide primary coverage to Landlord and shall not require contribution by any insurance maintained by Landlord, when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy. Tenant shall furnish to Landlord certificates of such insurance, with an additional insured endorsement in form CG 2026 (11/85), and such other evidence satisfactory to Landlord of the

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maintenance of all insurance coverages required hereunder at least ten (10) days prior to the earlier of the Commencement Date or the date Tenant enters or occupies the Premises, and at least fifteen (15) days prior to each renewal of said insurance, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies with a Best’s rating of A:VII or better, reasonably satisfactory to Landlord. If Tenant fails to comply with the foregoing insurance requirements or to deliver to Landlord the certificates or evidence of coverage required herein, Landlord, in addition to any other remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand the premium costs thereof, plus an administrative fee of ******* percent (**%) of such cost. It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease.

(b) Landlord’s Insurance. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) property insurance for the Building’s replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses; and (2) commercial general liability insurance in an amount of not less than $********. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary. Tenant shall pay its Proportionate Share of the cost of all insurance carried by Landlord with respect to the Project or Complex, as applicable, as set forth on Exhibit C. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord’s sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

(c) No Subrogation. Landlord and Tenant each waives any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord’s or Tenant’s fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss (defined below). Landlord and Tenant each hereby waive any right of subrogation and right of recovery or cause of action for injury including death or disease to respective employees of either as covered by Worker’s Compensation (or which would have been covered if Tenant or Landlord as the case may be, was carrying the insurance as required by this lease). Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

(d) Indemnity. Subject to Section 11(c), Tenant shall indemnify, defend and hold harmless Landlord and the Indemnitees from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys’ fees) and all losses and damages arising from: (1) any injury to or death of any person or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a “Loss”) arising from any occurrence on the Premises, the use of the Common Areas by any Tenant Party, or arising out of the installation, operation, maintenance, repair or removal of any of Tenant’s Off-Premises Equipment; or (2) Tenant’s failure to perform its obligations under this Lease, IN EACH CASE

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EVEN THOUGH CAUSED OR ALLEGED TO BE CAUSED BY THE NEGLIGENCE OR FAULT OF LANDLORD OR ITS AGENTS (OTHER THAN A LOSS ARISING FROM THE SOLE OR GROSS NEGLIGENCE OF LANDLORD OR ITS AGENTS), AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION, OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF LANDLORD OR ITS AGENTS. THIS INDEMNITY IS INTENDED TO INDEMNIFY LANDLORD AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN LANDLORD OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, CONTRIBUTIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT. The indemnities set forth in this Section 11(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend Landlord in such proceeding at its sole cost utilizing counsel satisfactory to Landlord in its sole discretion.

12. Subordination; Attornment; Notice to Landlord’s Mortgagee.

(a) Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (each, a “Mortgage”), or any ground lease, master lease, or primary lease (each, a “Primary Lease”), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a “Landlord’s Mortgagee”). Any Landlord’s Mortgagee may elect at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten (10) days after written request therefor such documentation, in recordable form if required, as a Landlord’s Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord’s Mortgagee’s Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord’s Mortgagee so elects, the subordination of such Landlord’s Mortgagee’s Mortgage or Primary Lease to this Lease.

(b) Attornment. Tenant shall attorn to any party succeeding to Landlord’s interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party’s request, and shall execute such agreements confirming such attornment as such party may reasonably request.

(c) Notice to Landlord’s Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord’s Mortgagee whose address has been given to Tenant, and affording such Landlord’s Mortgagee a reasonable opportunity to perform Landlord’s obligations hereunder.

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(d) Landlord’s Mortgagee’s Protection Provisions. If Landlord’s Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord’s Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than one (1) month in advance to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord’s Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord’s Mortgagee’s consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord’s Mortgagee’s consent pursuant to the terms of the loan documents between Landlord and Landlord’s Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord’s Mortgagee, and (C) Tenant has provided written notice to Landlord’s Mortgagee and provided Landlord’s Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord’s Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord’s Mortgagee to see to the application of the proceeds of any loan, and Tenant’s agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

13. Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit E. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant’s use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

14. Condemnation.

(a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a “Taking”) this Lease shall terminate as of the date of the Taking.

(b) Partial Taking - Tenant’s Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty (180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

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(c) Partial Taking - Landlord’s Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord’s Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14(b).

(d) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord’s award) against the condemnor for the value of Tenant’s personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

15. Fire or Other Casualty.

(a) Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a “Casualty”), Landlord shall use good faith efforts to deliver to Tenant within sixty (60) days after such Casualty a good faith estimate (the “Damage Notice”) of the time needed to repair the damage caused by such Casualty.

(b) Tenant’s Rights. If a material portion of the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the commencement of repairs (the “Repair Period”), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

(c) Landlord’s Rights. If a Casualty damages the Premises or a material portion of the Building and: (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period; (2) the damage to the Premises exceeds fifty percent (50%) of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two (2) years of the Term; (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical; or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord’s Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

(d) Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, other than building standard leasehold improvements Landlord shall not be required to repair or replace any Alterations or betterments within the Premises (which shall be promptly and with due diligence repaired and restored by Tenant at Tenant’s sole cost and expense) or any furniture, equipment, trade fixtures or personal property of Tenant or others in the Premises or the Building, and Landlord’s obligation to repair or restore the Premises shall be limited to the

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extent of the insurance proceeds actually received by Landlord for the Casualty in question. If this Lease is terminated under the provisions of this Section 15, Landlord shall be entitled to the full proceeds of the insurance policies providing coverage for all Alterations, improvements and betterments in the Premises (and, if Tenant has failed to maintain insurance on such items as required by this Lease, Tenant shall pay Landlord an amount equal to the proceeds Landlord would have received had Tenant maintained insurance on such items as required by this Lease).

(e) Abatement of Rent. If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord’s repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

16. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises or in or on the Building or Project. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and Landlord elects to pay the same, or if the assessed value of Landlord’s property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within thirty (30) days following written request therefor, the part of such taxes for which Tenant is primarily liable hereunder.

17. Events of Default. Each of the following occurrences shall be an “Event of Default”:

(a) Payment Default. Tenant’s failure to pay Rent within five (5) business days after the same is due;

(b) Abandonment. Tenant abandons the Premises or any substantial portion thereof, or fails to continuously operate its business in the Premises, abandonment being defined as Tenant’s vacation of the Premises and failure to meet one (1) or more lease obligations;

(c) Estoppel/Financial Statement/Commencement Date Letter. Tenant fails to provide: (i) any estoppel certificate after Landlord’s written request therefor pursuant to Section 26(e); (ii) any financial statement after Landlord’s written request therefor pursuant to Section 26(q); or (iii) the Confirmation of Commencement Date in the form of Exhibit F as required by Section 3, and such failure shall continue for five (5) calendar days after Landlord’s second (2”) written notice thereof to Tenant;

(d) Insurance. Tenant fails to procure, maintain and deliver to Landlord evidence of the insurance policies and coverages as required under Section 11(a);

(e) Mechanic’s Liens. Tenant fails to pay and release of record, or diligently contest and bond around, any mechanic’s lien filed against the Premises or the Project for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, within the time and in the manner required by Section 8(c);

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(f) Other Defaults. Tenant’s failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of thirty (30) calendar days or more after Landlord has delivered to Tenant written notice thereof; and

(g) Insolvency. The filing of a petition by or against Tenant (the term “Tenant” shall include, for the purpose of this Section 17(g), any guarantor of Tenant’s obligations hereunder): (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant’s property or for Tenant’s interest in this Lease; or (4) for the reorganization or modification of Tenant’s capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) calendar days after the filing thereof.

18. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

(a) Termination of Lease. Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of: (1) all Rent accrued hereunder through the date of termination; (2) all amounts due under Section 19(a); and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the Prime Rate (“Prime Rate” shall be the per annum interest rate publicly announced by a federally insured bank selected by Landlord in the state in which the Premises is located as such bank’s prime or base rate) minus one percent (1%), minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

(b) Termination of Possession. Terminate Tenant’s right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord: (1) all Rent and other amounts accrued hereunder to the date of termination of possession; (2) all amounts due from time to time under Section 19(a); and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this Section 18(b), Landlord may remove all of Tenant’s property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use commercially reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to expend funds in connection with reletting the Premises, nor to relet the Premises before leasing other portions of the Building or Complex, as applicable, and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord’s leasing criteria. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises

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or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant’s obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18(b). If Landlord elects to proceed under this Section 18(b), it may at any time elect to terminate this Lease under Section 18(a);

(c) Perform Acts on Behalf of Tenant. Perform any act Tenant is obligated to perform under the terms of this Lease (and enter upon the Premises in connection therewith if necessary) in Tenant’s name and on Tenant’s behalf, without being liable for any claim for damages therefor, and Tenant shall reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease (including, but not limited to, collection costs and legal expenses), plus interest thereon at the Default Rate; or

(d) Alteration of Locks. Additionally, with or without notice, and to the extent permitted by Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

19. Payment by Tenant; Non-Waiver; Cumulative Remedies.

(a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys’ fees and expenses) in: (1) obtaining possession of the Premises; (2) removing and storing Tenant’s or any other occupant’s property; (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant; (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting); (5) performing Tenant’s obligations which Tenant failed to perform; and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by Law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties’ rights and obligations under this Lease.

(b) No Waiver. Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term. Landlord’s acceptance of any partial payment of Rent shall not waive Landlord’s rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord’s acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

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(c) Cumulative Remedies. Any and all remedies set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity; (2) shall be cumulative; and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

20. Landlord’s Lien. In addition to any statutory landlord’s lien now in effect or hereafter enacted, Tenant grants to Landlord, to secure performance of Tenant’s obligations hereunder, a security interest in all of Tenant’s property situated in or upon, or used in connection with, the Premises or the Project, and all proceeds thereof (except merchandise sold in the ordinary course of business) (collectively, the “Collateral”), and the Collateral shall not be removed from the Premises or the Project without the prior written consent of Landlord until all obligations of Tenant have been fully performed. Such personalty thus encumbered includes specifically all trade and other fixtures for the purpose of this Section 20 and inventory, equipment, contract rights, accounts receivable and the proceeds thereof. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Uniform Commercial Code of the state in which the Premises are located (the “UCC”). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five (5) days’ prior written notice thereof shall be reasonable notice of the act or event. In order to perfect such security interest, Landlord may file any financing statement or other instrument necessary at Tenant’s expense at the state and county Uniform Commercial Code filing offices. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord’s security interest under this Section 20, which power is coupled with an interest and is irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Within ten (10) days following written request therefor, Tenant shall execute financing statements to be filed of record to perfect Landlord’s security interest in the Collateral. The landlord’s lien shall survive the expiration or earlier termination of the Lease, until all obligations of Tenant have been fully performed.

21. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage, as to which Section 14 and Section 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). Additionally, at Landlord’s option, Tenant shall (not later than ten (10) days after the expiration or earlier termination of the Lease) remove such alterations, additions (including stairs and bank vaults), improvements, trade fixtures, personal property, equipment, wiring, conduits, cabling and furniture (including Tenant’s Off-Premises Equipment) as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall, at

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Landlord’s option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord at Tenant’s cost without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord’s rights in respect of the security interest granted under Section 20. The provisions of this Section 21 shall survive the expiration or earlier termination of the Lease.

22. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over: (a) Tenant shall pay, in addition to the other Rent, Base Rent equal to the greater of: (1) ********** percent (***%) of the Base Rent payable during the last month of the Term, or (2) ******************** percent (***%) of the prevailing rental rate in the Building for similar space; and (b) Tenant shall otherwise continue to be subject to all of Tenant’s obligations under this Lease. The provisions of this Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at Law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom. Notwithstanding the foregoing, if Tenant holds over with Landlord’s express written consent, then Tenant shall be a month-to-month tenant and Tenant shall pay, in addition to the other Rent, Base Rent equal to ****************** percent (***%) of the Base Rent payable during the last month of the Term.

23. Certain Rights Reserved by Landlord. Landlord shall have the following rights:

(a) Building Operations. To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project or Complex, as applicable, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

(b) Security. To take such reasonable security measures as Landlord deems advisable (provided, however, that any such security measures are for Landlord’s own protection, and Tenant acknowledges that Landlord is not a guarantor of the security or safety of any Tenant Party and that such security matters are the responsibility of Tenant); including evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after Normal Business Hours and on Sundays and Holidays, subject, however, to Tenant’s right to enter when the Building is closed after Normal Business Hours under such reasonable regulations as Landlord may prescribe from time to time;

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(c) Repairs and Maintenance. To enter the Premises at all reasonable hours to perform Landlord’s repair and maintenance obligations and rights under the Lease; and

(d) Prospective Purchasers and Lenders. To enter the Premises at all reasonable hours to show the Premises to prospective purchasers or lenders; and

(e) Prospective Tenants. At any time during the last twelve (12) months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

24. Substitution Space. Intentionally Deleted

25. Hazardous Materials.

(a) During the term of this Lease, Tenant shall comply with all Environmental Laws (as defined in Section 25(i) below) applicable to the operation or use of the Premises, will cause all other persons occupying or using the Premises to comply with all such Environmental Laws, will immediately pay or cause to be paid all costs and expenses incurred by reason of such compliance.

(b) Tenant shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal of Hazardous Materials (as defined in Section 25(i) hereof) on the Premises, or the Complex, or transport or permit the transportation of Hazardous Materials to or from the Premises or the Complex except for limited quantities of household cleaning products and office supplies used or stored at the Premises and required in connection with the routine operation and maintenance of the Premises, and in compliance with all applicable Environmental Laws.

(c) At any time and from time to time during the term of this Lease, Landlord may perform, at Tenant’s sole cost and expense, an environmental site assessment report concerning the Premises, prepared by an environmental consulting firm chosen by Landlord, indicating the presence or absence of Hazardous Materials caused or permitted by Tenant and the potential cost of any compliance, removal or remedial action in connection with any such Hazardous Materials on the Premises. Tenant shall grant and hereby grants to Landlord and its agents access to the Premises and specifically grants Landlord an irrevocable non-exclusive license to undertake such an assessment; and the cost of such assessment shall be immediately due and payable within thirty (30) days of receipt of an invoice therefor.

(d) Tenant will immediately advise Landlord in writing of any of the following: (1) any pending or threatened Environmental Claim (as defined in Section 25(i) below) against Tenant relating to the Premises or the Complex; (2) any condition or occurrence on the Premises or the Complex that (a) results in noncompliance by Tenant with any applicable Environmental Law, or (b) could reasonably be anticipated to form the basis of an Environmental Claim against Tenant or Landlord or the Premises; (3) any condition or occurrence on the Premises or any property adjoining the Premises that could reasonably be anticipated to cause the Premises to be subject to any restrictions on the ownership, occupancy, use or transferability of the Premises under any Environmental Law; and (4) the actual or

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anticipated taking of any removal or remedial action by Tenant in response to the actual or alleged presence of any Hazardous Material on the Premises or the Complex. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Tenant’s response thereto. In addition, Tenant will provide Landlord with copies of all communications regarding the Premises with any governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Landlord.

(e) Tenant will not change or permit to be changed the present use of the Premises.

(f) Tenant agrees to indemnify, defend and hold harmless the Indemnitees from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties, damages (including consequential and punitive damages), costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from (a) the actual or alleged presence of Hazardous Materials on the Complex which is caused or permitted by Tenant or a Tenant Party and (b) any Environmental Claim relating in any way to Tenant’s operation or use of the Premises (the “Hazardous Materials Indemnified Matters”). The provisions of this Section 25 shall survive the expiration or sooner termination of this Lease.

(g) To the extent that the undertaking in the preceding paragraph may be unenforceable because it is violative of any law or public policy, Tenant will contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Hazardous Materials Indemnified Matters incurred by the Indemnitees.

(h) All sums paid and costs incurred by Landlord with respect to any Hazardous Materials Indemnified Matter shall bear interest at the Default Rate from the date so paid or incurred until reimbursed by Tenant, and all such sums and costs shall be immediately due and payable on demand.

(i) “Hazardous Materials” means: (i) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and radon gas; (ii) any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law; and (iii) any other substance exposure which is regulated by any governmental authority; (b) “Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.; the

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Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; the Occupational Safety and Health Act, 29 U.S.C. §§ 651 et seq.; (c) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (i) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

26. Miscellaneous.

(a) Landlord Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord’s obligations hereunder in writing.

(b) Landlord’s Liability. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building or Complex shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. Additionally, to the extent allowed by Law, Tenant hereby waives any statutory lien it may have against Landlord or its assets, including without limitation, the Building.

(c) Force Majeure. Other than for Tenant’s obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

(d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than as set forth in the Basic Lease Information. Tenant shall indemnify, defend and hold Landlord harmless from and against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under Tenant. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.

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(e) Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord’s Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit G.

(f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be: (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information; (2) hand delivered to the intended addressee; (3) sent by a nationally recognized overnight courier service; or (4) sent by facsimile transmission during Normal Business Hours followed by a copy of such notice sent in another manner permitted hereunder. All notices shall be effective upon the earlier to occur of actual receipt, one (1) Business Day following deposit with a nationally recognized overnight courier service, or three (3) days following deposit in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

(g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

(h) Amendments; Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord’s Mortgagee, no third party shall be deemed a third party beneficiary hereof.

(i) Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

(j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

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(k) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

(l) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

(m) Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE ARISING OUT OF OR WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

(n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

(o) Recording. Tenant shall not record this Lease or any memorandum of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord, and any recordation by Tenant shall be a material breach of this Lease. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord, which power of attorney is coupled with an interest and is non-revocable during the Term.

(p) Joint and Several Liability. If Tenant is comprised of more than one (1) party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease. All unperformed obligations of Tenant hereunder not fully performed at the end of the Term shall survive the end of the Term, including payment obligations with respect to Rent and all obligations concerning the condition and repair of the Premises.

(q) Financial Reports. Within fifteen (15) days after Landlord’s request, Tenant will furnish Tenant’s most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant’s internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant’s most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant’s books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant’s financial statements that Tenant designates to Landlord as confidential except: (1) to Landlord’s Mortgagee or prospective

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mortgagees or purchasers of the Building; (2) in litigation between Landlord and Tenant; and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 26(q) more than once in any twelve (12) month period unless requested by Landlord’s Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

(r) Landlord’s Fees. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

(s) Telecommunications. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems (“Telecommunications Services”), for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord’s policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

(t) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

(u) Authority. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so.

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(v) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A -	Outline of Premises
Exhibit B -	Description of the Land
Exhibit C -	Additional Rent, Taxes and Insurance
Exhibit D -	Tenant Finish-Work
Exhibit E -	Building Rules and Regulations
Exhibit F -	Form of Confirmation of Commencement Date Letter
Exhibit G -	Form of Tenant Estoppel Certificate
Exhibit H -	Parking
Exhibit I -	Renewal Option
Exhibit J -	Intentionally Deleted
Exhibit K -	Termination Option

27. USA Patriot Act And Anti-Terrorism Laws.

(a) Tenant represents and warrants to, and covenants with, Landlord that neither Tenant nor any of its respective constituent owners or affiliates currently are, or shall be at any time during the Term hereof, in violation of any laws relating to terrorism or money laundering (collectively, the “Anti-Terrorism Laws”), including without limitation Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”) and/or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “USA Patriot Act”).

(b) Tenant covenants with Landlord that neither Tenant nor any of its respective constituent owners or affiliates is or shall be during the Term hereof a “Prohibited Person,” which is defined as follows: (i) a person or entity that is listed in the Annex to, or is otherwise subject to, the provisions of the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom Landlord is prohibited from dealing with or otherwise engaging in any transaction by any Anti-Terrorism Law, including without limitation the Executive Order and the USA Patriot Act; (iv) a person or entity who commits, threatens or conspires to commit or support “terrorism” as defined in Section 3(d) of the Executive Order; (v) a person or entity that is named as a “specially designated national and blocked person” on the then-most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/offices/eotffc/ofac/sdn/tllsdn.pdf, or at any replacement website or other replacement official publication of such list; and (vi) a person or entity who is affiliated with a person or entity listed in items (i) through (v), above.

(c) At any time and from time-to-time during the Tenn, Tenant shall deliver to Landlord, within ten (10) days after receipt of a written request therefor, a written certification or such other evidence reasonably acceptable to Landlord evidencing and confirming Tenant’s compliance with this Section 27.

28. Other Provisions.

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT

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UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

This Lease is executed on the respective dates set forth below, but for reference purposes, this Lease shall be dated as of the date first above written. If the execution date is left blank, this Lease shall be deemed executed as of the date first written above.

LANDLORD	FLATIRON BOULDER OFFICE, INC., a Texas corporation

	By:	/s/ Terrell W. Bolko
Name: Terrell W. Bolko
Title: Vice President
Execution Date: 1/18/2007

TENANT	WALL STREET ON DEMAND, INC. a Delaware corporation

	By:	/s/ James Tanay
Name: /s/ James Tanay
Title: CEO
Execution Date: 1/18/07

ATTEST:

By:	/s/ Jessica Pappas
Name: Jessica Pappas
Title: Director of Administration
Execution Date: 1/8/07

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FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (“Amendment”) is entered into effective as of the 31st day of January, 2008 (the “Effective Date”), by and between FLATIRON BOULDER OFFICE, INC., a Texas corporation (“Landlord”), and WALL STREET ON DEMAND, INC., a Delaware corporation (“Tenant”).

Recitals:

A. On or about January 8, 2006, Landlord and Tenant entered into a written Office Lease Agreement (the “Lease”) pertaining to approximately 15,876 rentable square feet (“RSF’’) of space commonly known as Suite 100, located at 5775 Flatiron Parkway, Boulder, Colorado (the “Original Premises”).

B. Landlord and Tenant desire to amend the Lease in the manner and form hereinafter set forth.

C. Initially capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agrees as follows:

1. Expansion Premises. Commencing on April l, 2008 (the “Expansion Commencement Date”), and continuing throughout the Term of the Lease (it being the intent hereunder that the lease for the Expansion Premises shall end co-terminously with the lease for the Original Premises), in addition to the Original Premises, Landlord shall lease to Tenant, and Tenant shall rent from Landlord, the additional space in the Building known as Suite 110 consisting of a total of approximately 10,672 RSF, as more particularly depicted and cross-hatched on Exhibit A, attached hereto and incorporated herein by this reference (collectively, the “Expansion Premises”). As of the Expansion Commencement Date all references in the Lease to the Premises shall mean the Original Premises and the Expansion Premises. consisting (in total) of approximately 26,548 RSF (collectively, the ‘‘Total Premises”).

2. Term. The Term for the Original Premises shall expire at 12:00 midnight on December 31, 2017. The term for the Expansion Premises shall be One Hundred Seventeen (117) months and shall commence on the Expansion Commencement Date and expire co-terminously with Term of the Lease at 12:00 midnight on December 31, 2017 (the “Term”).

3. Base Rent.

A. Existing Premises. Commencing on the Effective Date and continuing throughout the Term of the Lease, Tenant shall pay Base Rent for the Original Premises without regard to this Amendment.

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B. Expansion Premises. Commencing on the Expansion Commencement Date and continuing throughout the Term, Tenant shall pay Base Rent monthly in advance for the Expansion Premises as follows:

Period	Rent/RSF	Monthly Base Rent
04/1/2008 - 09/30/2008	$****	$****
10/1/2008 - 10/31/2009	$*****	$*********
11/1/2009 - 10/31/2010	$*****	$*********
11/1/2010 - 10/31/2011	$*****	$*********
11/1/2011 - 10/31/2012	$*****	$*********
11/1/2012 - 10/31/2013	$*****	$*********
11/1/2013 - 10/31/2014	$*****	$*********
11/11/2014 - 10/31/2015	$*****	$*********
11/11/2015 - 10/31/2016	$*****	$*********
11/11/2016 - 10/31/2017	$*****	$*********
11/11/2017 - 12/31/2017	$*****	$*********

4. Operating Expenses. Commencing on the Effective Date and continuing until the Expansion Commencement Date, Tenant shall pay Tenant’s Proportionate Share of Operating Costs, Taxes and Insurance for the Original Premises without regard to this Amendment. Commencing on October 1, 2008 and continuing throughout the Term, Tenant shall pay Tenant’s Proportionate Share of Operating Costs, Taxes and Insurance for the Total Premises as set forth in the Lease; provided, however that effective as of the Expansion Commencement Date, Tenant’s Proportionate Share shall be equal to ******%.

5. Condition of Premises and Tenant Improvements. Other than set forth in the Work Letter, attached hereto as Exhibit B and incorporated herein by this reference, Landlord shall have no obligation for the completion or remodeling of the Total Premises, and Tenant shall accept the Total Premises in their “AS-IS” condition as of the Effective Date.

6. Security Deposit. Landlord acknowledges that it has a Security Deposit in the amount of $********* in its possession for the account of Tenant. Contemporaneously with the execution of this Amendment, Tenant shall pay to Landlord an additional security deposit in the amount of $******** for a total security deposit of $******** (collectively, the “Security Deposit”), which shall continue to be held by Landlord, pursuant to Section 6 of the Lease, to secure Tenant’s performance of its obligations under the Lease as amended by this Amendment.

7. Parking: Tenant shall have the same parking privileges as set forth in the Lease; provided, however, that commencing upon the Expansion Commencement Date and continuing throughout the Term, Tenant shall have the right to use up to one hundred fourteen (114) total surface, unreserved parking spaces.

8. Landlord’s Notice Address. Landlord’s address as set forth in the Basic Lease Information shall be deleted in its entirety and the following inserted in lieu thereof:

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Landlord:	CB Richard Ellis 8390 E. Crescent Parkway, Suite 300 Greenwood Village, CO 80111 Attn: Flatiron Boulder Asset Manager

With copy to:	INVESCO Realty Advisors Three Galleria Tower, Suite 500 13155 Noel Road Dallas, Texas 75240 Attention: Senior Asset Manager

9. Brokers: Landlord and Tenant hereby warrant and represent, each to the other, that there were no brokers or agents involved in the transaction which resulted in this Amendment, other than CB Richard Ellis, Inc., which acted as Landlord’s agent. Tenant shall indemnify Landlord against any expense incurred by Landlord as a result of any claim for brokerage or other commissions made by any broker, finder, or agent, whether or not meritorious, employed by Tenant or claiming by, through, or under Tenant. Landlord shall indemnify Tenant against any expense incurred by Tenant as a result of any claim for brokerage or other commissions made by any other broker, finder, or agent, whether or not meritorious, employed by Landlord or claiming by, through, or under Landlord including, but not limited to Trammell.

10. Termination of Termination Option. As of the Expansion Commencement Date, Exhibit K to the Lease is hereby deleted in its entirety and of no further force or effect.

11. Other Terms. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease shall remain in full force and effect and be binding upon the parties in accordance with their terms.

12. Time of Essence. Time is of the essence herein and, unless waived by Landlord (which it shall have the right, but not the obligation, to do so) this Amendment is contingent upon execution and delivery by Tenant to Landlord no later than 5:00 p.m., February 6, 2008.

13. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which when taken together, shall constitute a whole. It shall be fully executed when each party whose signature is required has signed at least one counterpart notwithstanding that all parties have not executed the same counterpart. The parties agree that signatures transmitted by facsimile shall be binding as if they were original signatures.

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IN WITNESS WHEREOF, the parties have executed this Amendment to Lease as of the day and year first written above.

FLATIRON BOULDER OFFICE, INC., a Texas corporation

By:	/s/ Cain Kirk
Name:	CAIN KIRK
Title:	Vice President

TENANT

WALL STREET ON DEMAND, INC., a Delaware corporation

By:	/s/ James Tanner
Name:	JAMES TANNER
Title:	Accountant and CEO

ATTEST:

By:	/s/ Jessica Pappas
Name:	Jessica Pappas
Title:	Director of Administration

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SECOND AMENDMENT TO OFFICE LEASE AGREEMENT

(Markit on Demand, Inc.)

THIS SECOND AMENDMENT TO OFFICE LEASE AGREEMENT (this “Amendment”) is dated as October 1, 2013, by and between CROWN-DENVER VII, LLC, a Delaware limited liability(“Landlord”), and MARKIT ON DEMAND, INC., a Delaware corporation, successor by merger to Wall Street on Demand, Inc., a Delaware corporation (“Tenant”).

Recitals

This Amendment is made with respect to the following facts:

A. Pursuant to an Office Lease Agreement dated January 8, 2007 (the “Original Lease”) between Flatiron Boulder Office, Inc., a Texas corporation (“Original Landlord”), and Tenant, Original Landlord leased to Tenant premises known as Suite 100, consisting of approximately 15,876 rentable square feet (the “Original Premises”) located on the first floor of the building located at 5775 Flatiron Parkway, Boulder, Colorado (the “Building”).

B. Original Landlord and Tenant entered into that certain First Amendment to Lease Agreement dated January 31, 2008 (the “First Amendment”; the Original Lease and First Amendment are collectively referred to herein as the “Lease”) pursuant to which the premises leased by Tenant were expanded to include premises known as Suite 110, consisting of approximately 10,672 rentable square feet (the “Prior Expansion Premises”; the “Original Premises and the Prior Expansion Premises are collectively referred to herein as the “Existing Premises”) located on the first floor of the Building, for a total of approximately 26,548 rentable square feet.

C. Landlord and Tenant now wish to amend the Lease to (i) modify the Term of the Lease; (ii) expand the leased premises; (iii) modify the rent payable under the Lease; and (iv) address certain other matters, all as more particularly described below.

Amendment

In consideration of the facts set forth in the Recitals and for other good and valuable consideration, the receipt and legal sufficiency of which are mutually acknowledged, the parties agree as follows:

1. Defined Terms. All capitalized terms used but not defined in this Amendment will have the meanings set forth for such terms in the Lease. All terms that are defined in this Amendment and used in any provisions that are added to the Lease pursuant to this Amendment will have the meanings in the Lease set forth for such terms in this Amendment.

2. Term. The Term of the Lease, with respect to all premises leased to Tenant thereunder from time to time, shall expire at 11:59 p.m. on the last day of the

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calendar month which is (a) 128 months after the month in which the First Expansion Commencement Date (defined below) occurs, if the first Expansion Commencement Date is not the first day of a calendar month, or (b) 127 months after the month in which the First Expansion Commencement Date occurs, if the first Expansion Commencement Date is the first day of a calendar month.

3. Demise and Measurement of Expansion Premises.

(a) Measurement. Landlord shall, upon the written request of Tenant received prior to the applicable commencement date, cause the rentable square footage of the Premises to be verified by an architect selected by Landlord and approved by Tenant (which approval shall not be unreasonably withheld or delayed) in accordance with BOMA ANSI 1996 standard methods of measurement. If such measurement results in an upward or downward change in the rentable square footage of the Premises, Rent and Tenant’s Proportionate Share, and any other matters affected by the rentable square footage of the Premises, shall be adjusted accordingly.

(b) Demise of First Expansion Premises. Effective as of the First Expansion Commencement Date ( as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, the premises in the Building known as Suite 120 and consisting of 12,037 rentable square feet of space (the “First Expansion Premises”) for a term beginning on the First Expansion Commencement Date and ending upon the expiration of the Term (as that term is defined in the Lease and modified by Section 2 of this Amendment), upon and subject to all of the terms and provisions of the Lease, as amended by this Amendment. The term “First Expansion Commencement Date” means the later of (i) December 1, 2013 (the “First Expansion Target Date”), or (ii) the 120th day following the date on which Landlord delivers the First Expansion Premises to Tenant or such earlier date on which Tenant commences business operations within the First Expansion Premises. Landlord will use commercially reasonable efforts to deliver the First Expansion Premises to Tenant on or before October 1, 2013 (the “First Expansion Delivery Target Date”). In the event that Landlord does not deliver the First Expansion Premises to Tenant on or before the First Expansion Delivery Target Date, Base Rent allocable to the First Expansion Premises will be abated for an additional number of days following the First Expansion Delivery Target Date equal to two times the number of days beginning on the day following First Expansion Delivery Target Date until the day on which the First Expansion Premises are so delivered.

(c) Demise of Second Expansion Premises. Effective as of the Second Expansion Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, the premises in the Building known as Suite 115 and consisting of 3,648 rentable square feet of space (the “Second Expansion Premises”) for a term beginning on the Second Expansion Commencement Date and ending upon the expiration of the Term (as that term is defined in the Lease and modified by Section 2 of this Amendment), upon and subject to all of the terms and provisions of the Lease, as amended by this Amendment. The term “Second Expansion Commencement Date” means the later of (i) April 1, 2014 (the “Second Expansion Target Date”), or (ii) the 120th day following the date on which Landlord delivers the Second Expansion Premises to Tenant or such earlier date on which Tenant commences business operations within the Second Expansion Premises. Landlord will use commercially reasonable efforts to deliver the Second Expansion Premises to Tenant on or before November 1, 2013 (the “Second Expansion Delivery Target Date”). In the event that Landlord does not deliver the Second Expansion Premises to Tenant on or before the Second Expansion Delivery Target Date, Base Rent allocable to the Second Expansion Premises will be abated for an additional number

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of days following the Second Expansion Delivery Target Date equal to two times the number of days beginning on the day following Second Expansion Delivery Target Date until the day on which the Second Expansion Premises are so delivered.

(d) Demise of Third Expansion Premises. Effective as of the Third Expansion Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, the premises in the Building known as Suites 200, 205 and 207 and consisting of 10,583 rentable square feet of space (the “Third Expansion Premises”) for a term beginning on the Third Expansion Commencement Date and ending upon the expiration of the Term (as that term is defined in the Lease and modified by Section 2 of this Amendment), upon and subject to all of the terms and provisions of the Lease, as amended by this Amendment. The term “Third Expansion Commencement Date” means the later of (i) October 1, 2014 (the “Third Expansion Target Date”), or (ii) the 120th day following the date on which Landlord delivers the Third Expansion Premises to Tenant or such earlier date on which Tenant commences business operations within the Third Expansion Premises. Landlord will use commercially reasonable efforts to deliver the Third Expansion Premises to Tenant on or before June 1, 2014 (the “Third Expansion Delivery Target Date”). In the event that Landlord does not deliver the Third Expansion Premises to Tenant on or before the Third Expansion Delivery Target Date, Base Rent allocable to the Third Expansion Premises will be abated for an additional number of days following the Third Expansion Delivery Target Date equal to two times the number of days beginning on the day following Third Expansion Delivery Target Date until the day on which the Third Expansion Premises are so delivered.

(e) Delayed Delivery Outside Landlord’s Control. Notwithstanding anything to the contrary in this Section 3, the abatement of Base Rent for late delivery of the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises described above in this Section 3 will not apply to the extent that the delay is caused by the removal of furniture pursuant to Section 16 below, provided Landlord complies with the provisions in Section 16 and further provided Landlord does not unreasonably interfere with Tenant’s Work within the First Extension Premises, or to the extent that the delay is caused by an event or circumstance which is outside of Landlord’s reasonable control, such as (i) delays caused by a prior tenant of the Third Expansion Premises that does not timely vacate such premises, provided that Landlord uses commercially reasonable efforts to cause such prior tenant to vacate the Third Expansion Premises, or (ii) delays caused by another tenant with an existing right of first offer or right of first refusal with respect to the Third Expansion Premises in exercising or declining to exercise any such right.

4. Leasehold Improvements.

(a) Existing Premises; Signage.

(i) Work to be performed by Tenant with respect to the Existing Premises (the “Existing Premises Work”) will be performed in accordance with and subject to the terms of Exhibit L attached hereto (the “Work Letter”).

(ii) As a part of the Existing Premises Work, Tenant may, at Tenant’s expense (but subject to reimbursement through the Allowance set forth in the

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Work Letter) and in compliance with Law and any declaration of covenants affecting the Building:

(1) install signage above the main entrance to the Premises in accordance with the specifications to be agreed upon by Landlord and Tenant acting in good faith,

(2) update the Tenant’s name on the Complex monument sign with the name “Markit” with Landlord’s prior approval which will not be unreasonably withheld, conditioned or delayed, and

(3) install parapet signage on the Building in accordance with the specifications to be agreed upon by Landlord and Tenant acting in good faith.

(iii) Tenant will be entitled to the use of a larger portion of the Complex monument sign than will be made available to any other tenant of the Complex (the “Oversize Monument Signage Right”), subject to the following conditions:

(1) In the event that Tenant fails to expand into the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises as contemplated by this Amendment, the Oversize Monument Signage Right will terminate.

(2) If an Event of Default occurs, the Oversize Monument Signage Right will terminate.

(3) If, at any time Tenant after the Third Expansion Commencement Date, Tenant ceases to lease the Existing Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises, the Oversize Monument Signage Right will terminate.

(4) If, after any termination of the Oversize Monument Signage Right, Landlord grants to another tenant or occupant an Oversize Monument Signage Right, Tenant’s rights thereafter, if any, will be subject to the Oversize Monument Signage Right of such other tenant or occupant.

(iv) Landlord will not grant to any other tenant or occupant of the Building the right to install or maintain parapet signage on the Building (the “Parapet Exclusive”), subject to the following conditions:

(1) In the event that Tenant fails to expand into the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises as contemplated by this Amendment, the Parapet Exclusive will terminate.

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(2) If an Event of Default occurs, the Parapet Exclusive will terminate.

(3) If, at any time Tenant after the Third Expansion Commencement Date, Tenant ceases to lease the Existing Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises, the Parapet Exclusive will terminate.

(4) If, after any termination of the Parapet Exclusive, Landlord grants to another tenant or occupant a Parapet Exclusive, Tenant’s rights thereafter, if any, will be subject to the Parapet Exclusive in favor of such other tenant or occupant.

(v) Landlord will, at Landlord’s expense, install building standard suite entry and lobby directory signage identifying Tenant.

(b) First Expansion Premises. Work to be performed by Tenant with respect to the First Expansion Premises (the “First Expansion Work”) will be performed in accordance with and subject to the terms of the Work Letter.

(c) Second Expansion Premises. Work to be performed by Tenant with respect to the Second Expansion Premises (the “Second Expansion Work”) will be performed in accordance with and subject to the terms of the Work Letter.

(d) Third Expansion Premises. Work to be performed by Tenant with respect to the Third Expansion Premises (the “Third Expansion Work”) will be performed in accordance with and subject to the terms of the Work Letter.

(e) Hazardous Materials. Upon the date on which the First Expansion Premises is delivered to Tenant, the date on which the Second Expansion Premises is delivered to Tenant and the date on which the Third Expansion Premises is delivered to Tenant, Landlord will warrant that the Existing Premises and the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises, as applicable, are then free of Hazardous Materials in excess of limits established by applicable Environmental Laws, except to the extent that Hazardous Materials are brought or released into or on the Existing Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, Building or Complex by, through or under Tenant.

(f) Building Codes and ADA. Upon the First Expansion Commencement Date, the Second Expansion Commencement Date and the Third Expansion Commencement Date, Landlord will warrant that the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises, as applicable, then comply with the provisions of the Disabilities Acts and applicable building codes, subject to the completion of punchlist items related to the First Expansion Work, Second Expansion Work or Third Expansion Work, as applicable, and except to the extent that any noncompliance is caused by, through or under Tenant. Notwithstanding anything to the contrary contained herein, Tenant shall not be responsible for or obligated to pay any costs for capital improvements required to bring the Building or any portion of it, or the Common Areas (including, without limitation, common

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corridors, lobbies, multi-tenant restrooms, and exterior parts of the Building and parking lot) into compliance with the Disabilities Acts or applicable building codes.

(g) Life Safety. Upon the date on which the First Expansion Premises is delivered to Tenant, the date on which the Second Expansion Premises is delivered to Tenant and the date on which the Third Expansion Premises is delivered to Tenant, Landlord will warrant that, to the best of Landlord’s knowledge, all life safety and elevator systems in the Existing Premises and the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises, as applicable, then will be in good working order and comply with the provisions of Law, except to the extent that defect or any noncompliance is caused by, through or under Tenant.

(h) Additional Provisions. Landlord and Tenant agree that all alterations, improvements and additions made to the Existing Premises, the First Expansion Premises, the Second Expansion Premises or the Third Expansion Premises according to this section, other than the installation of Tenant’s furniture, trade fixtures and equipment, will, without compensation to Tenant, become Landlord’s property upon installation and will remain Landlord’s property at the expiration or earlier termination of the Term. No promises to alter, remodel or improve the Existing Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises or the Building and no representations concerning the condition of the Premises or Building have been made by Landlord to Tenant other than as may be expressly stated herein.

5. Premises. Except as expressly set forth to the contrary in this Amendment, (a) as of the First Expansion Commencement Date, all references in the Lease to the “Premises” will be deemed to refer to the Existing Premises and the First Expansion Premises, (b) as of the Second Expansion Commencement Date, all references in the Lease to the “Premises” will be deemed to refer to the Existing Premises, the First Expansion Premises and the Second Expansion Premises; and (c) as of the Third Expansion Commencement Date, all references in the Lease to the “Premises” will be deemed to refer to the Existing Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises. Furthermore, upon execution of and subject to the terms set forth in an amendment consummating Tenants exercise of a Specified Expansion Option set forth in Section 8, Tenant’s election of the Right of Offer set forth in Section 10 below or the Right of Refusal set forth in Section 11 below, all references in the Lease to the “Premises” will thereafter be deemed to include the Specified Expansion Space, ROFO Space or ROFR Space (each as defined below) which are the subject of such exercise.

6. Base Rent. With respect to the period commencing on the First Expansion Commencement Date and continuing through the balance of the Term, the schedule set forth in the definition of “Base Rent” appearing in the Basic Lease Information section of the Lease, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

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Lease Month Commencing with First Expansion Commencement Date	Annual NNN Base Rent Rate for Rentable Square Foot of Premises Leased from Time to Time
1-8	$****/rsf
9-12	$*****/rsf
13-24	$*****/rsf
25-36	$*****/rsf
37-48	$*****/rsf
49-60	$*****/rsf
61-72	$*****/rsf
73-84	$*****/rsf
85-96	$*****/rsf
97-108	$*****/rsf
109-120	$*****/rsf
121-128	$*****/rsf

Notwithstanding the foregoing, however, Tenant will not be released from any of its unsatisfied obligations to pay Base Rent, if any, existing prior to the First Expansion Commencement Date in accordance with the Lease.

As used in this Amendment, the phrase “Lease Month Commencing with First Expansion Commencement Date” means each full calendar month during the Term commencing on the First Expansion Commencement Date; provided that, if the First Expansion Commencement Date is not the first day of a calendar month, the period from the First Expansion Commencement Date to the first day of the next calendar month shall be added to and included in the first Lease Month Commencing with the First Expansion Commencement Date for the purposes of determining the monthly Base Rent rate applicable for such partial month.

7. Tenant’s Share, Additional Rent, Audit Right.

(a) Tenant’s Proportionate Share. The term “Tenant’s Proportionate Share” will be automatically revised from time to time to the percentage obtained by dividing (a) the number of rentable square feet leased by Tenant at such time pursuant to this Lease, by (b) the number of rentable square feet in the Building which the parties stipulate is 95,869 rentable square feet.

(b) Costs Related to Disabilities Acts. From and after the date of this Amendment, notwithstanding the provisions of Section 9 of the Lease or Exhibit C to the Lease, Tenant will not be obligated to pay costs of causing the Common Areas to comply with the Disabilities Acts.

(c) Management Fees. From and after the date of this Amendment, Operating Costs will include management fees or royalties for the management of the Building not to

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exceed the lesser of (i) ***** percent (*%) of gross revenues of the Project, or (ii) market rates for management fees and royalties charged in connection with the management of similar properties in the Boulder, Colorado metropolitan area.

(d) Gross Up. If the Building is not at least ******* percent (**%) occupied during any calendar year, actual Operating Costs shall be determined as if the Building had been ******* percent (**%) occupied during each such calendar year.

(e) Cap on Controllable Operating Costs. Notwithstanding anything to the contrary in the Lease, for each calendar year after calendar year 2013 during the Term of the Lease, Controllable Costs (as defined below) for each calendar year during the Term used to calculate Tenant’s Proportionate Share of Expenses shall not increase by more than *% over the Controllable Costs for the immediately preceding calendar year. It is the intention of Landlord and Tenant that increases in Tenant’s Proportionate Share of Controllable Costs be capped on a noncumulative and noncompounding basis. “Controllable Costs” means all Operating Costs other than actual and reasonable costs of (i) snow removal, and (ii) water, sewer, electricity, natural gas and other utilities not provided by Landlord. To the extent water, sewer, electricity, natural gas or other utilities are provided by Landlord, the same shall be provided at the actual cost incurred by Landlord. For clarification, Taxes and Insurance are not included within either the definition of Operating Costs or the definition of Controllable Costs.

(f) Tenant’s Audit Right. Tenant will have the right to inspect and audit Landlord’s books and records with respect to Operating Costs, Taxes and Insurance following its receipt of an Operating Costs, Tax and Insurance Statement (a “Tenant Audit”), provided that Tenant provides Landlord not less than 10 days’ prior notice of Tenant’s intention to conduct such Tenant Audit, which notice must be delivered to Landlord on or before the date that is 180 days after Tenant’s receipt of the applicable Operating Costs, Tax and Insurance Statement (including an Operating Costs, Tax and Insurance Statement received after the expiration or earlier termination of the Term). In the event Tenant does not give Landlord notice of its election to conduct a Tenant Audit within such 180 day period, the terms and amounts set forth in such Operating Costs, Tax and Insurance Statement will be conclusive and final, and Tenant shall have no further right to conduct a Tenant Audit with respect to such Operating Costs, Tax and Insurance Statement or the Operating Costs, Taxes and Insurance related thereto. Tenant may only use a private accounting firm retained on an hourly or fixed fee basis or Tenant’s internal accounting staff to conduct a Tenant Audit; in no event may Tenant use any auditor paid on a contingency fee or result based basis. If the conclusion of the Tenant Audit (which conclusion must be reasonably supported by the documentation reviewed in connection with the Tenant Audit) reveals that the amount charged by Landlord to Tenant for Operating Costs, Taxes and Insurance was greater than Tenant’s Proportionate Share of actual Operating Costs, Taxes and Insurance, Landlord will credit against Rent next coming due after the completion of the Tenant Audit (or if the Term has expired, Landlord will pay to Tenant within 30 days after the completion of the Tenant Audit) the amount due to Tenant based on such difference, and if such conclusion of the Tenant Audit is that the amount charged by Landlord to Tenant for Operating Costs, Taxes and Insurance was less than Tenant’s Proportionate Share of actual Operating Costs, Taxes and Insurance, Tenant will pay to Landlord the amount due from Tenant based on such difference within 30 days after the completion of the Tenant Audit. Unless the Tenant Audit shows that the amount charged by Landlord to Tenant for Operating Costs, Taxes and

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Insurance was greater by 3% or more than Tenant’s Proportionate Share of the actual Operating Costs, Taxes and Insurance, Tenant will be responsible for its own costs and expenses related to the Tenant Audit. If a Tenant Audit shows that the amount charged by Landlord to Tenant for Operating Costs, Taxes and Insurance was greater by 3% or more than Tenant’s Proportionate Share of the actual Operating Costs, Taxes and Insurance, Landlord will be responsible for its own costs and expenses related to the Tenant Audit and will reimburse Tenant for the actual and reasonable costs charged by the accounting fee retained by Tenant, if any, to conduct the Tenant Audit. A permitted assignee of Tenant’s interest in the Lease may conduct a Tenant Audit, but only with respect to Operating Costs, Tax and Insurance Statements delivered after the effective date of the applicable assignment of the Tenant’s interest in the Lease. No subtenant of the Premises will be permitted to conduct a Tenant Audit, but Tenant may conduct the Tenant Audit hereunder for the benefit of such subtenant in connection with the conduct of its own audit.

8. Specific Expansion Options.

(a) Grant of Rights. Vexcel Corporation, Konica Minolta Laboratory, and Cybersource (each, a “Specified Tenant”) has the right to exercise a renewal of its lease of the space within the Building currently leased by it, or has other rights to lease space within the Building, consisting of one of Suites 130 and 220, Suite 210, or Suite 230, as applicable (a “Specified Expansion Space”) as more particularly set forth in Exhibit M attached hereto. If any Specified Tenant fails to exercise its renewal rights (without modification or negotiated exceptions), Tenant shall have the option (a “Specified Expansion Option”) to lease the Specified Expansion Space currently leased by such Specified Tenant, subject to the terms of this Section 8, for a term commencing ninety (90) days after the early termination or expiration of the lease of such Specified Tenant, subject to any holdover of such Specified Tenant and subject to the other rights set forth on Exhibit M (the “Specified Expansion Commencement Date”), and expiring upon the expiration of the Term.

(b) Exercise. Landlord shall provide Tenant written notice (a “Specified Expansion Offer Notice”) within ten (10) days of following the early termination by a Specified Tenant or the election by a Specified Tenant not to exercise its renewal rights (without modification or negotiated exceptions) and, in either case, the waiver by any other applicable Specified Tenant of its right with respect to the applicable Specified Expansion Space. To exercise a Specified Expansion Option, Tenant must deliver notice of the exercise thereof (a “Specified Expansion Acceptance Notice”) within ten (10) days following the Specified Expansion Offer Notice, failing which Tenant will have no further right to lease such Specified Tenant’s Specified Expansion Space pursuant to this Section 8.

(c) Base Rent for Specified Expansion Space. Tenant shall pay Base Rent and will receive an improvement allowance based on the then Market Rental Rate (as determined in accordance with Section 9 read as though the Renewal Notice is the Specified Expansion Acceptance Notice, the Interim Rate (if applicable) is as set forth in Section 9, and the Renewal Term is the term of the Lease applicable to the Specified Expansion Space (that is, the balance of the then-current Term commencing on the Specified Expansion Commencement Date and expiring coterminous with the then-current term of the Lease)).

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(d) Confirmatory Amendment. Within thirty (30) days following Tenant’s exercise of a Specified Expansion Option and the determination of the Market Rental Rate with respect to the applicable Specified Expansion Space, Landlord and Tenant will execute an amendment to the Lease contemplating the expansion of the Premises to include the Specified Expansion Space for the Market Rental Rate effective as of the Specified Expansion Commencement Date.

(e) After Exercise. Following a Specified Expansion Commencement Date, all of the terms and provisions of this Lease will apply, except that, after the Specified Expansion Commencement Date, Base Rent with respect to the Specified Expansion Space will be payable at the applicable Market Rental Rate, as determined pursuant to this Section 8, multiplied by the rentable square feet of the Specified Expansion Space.

(f) Limitations on Tenant’s Rights. At Landlord’s option, Tenant will have no Specified Expansion Option, and Tenant’s Specified Expansion Acceptance Notice will be ineffective, if an Event of Default, or any fact or circumstance which with the passage of time or the giving of notice or both would constitute an Event of Default, exists beyond any applicable cure period at the time a Specified Expansion Acceptance Notice is given or on the scheduled Specified Expansion Commencement Date. Any termination of this Lease terminates all rights under this Section 8. Any assignment of this Lease or subletting of more than 30% of the Premises by Tenant (excluding an assignment or sublease that is a Permitted Transfer (as defined below)) terminates Tenant’s rights under this Section 8, unless Landlord consents to the contrary in writing at the time of such subletting or assignment.

9. Renewal Options.

(a) Grant of Rights. Subject to the terms and provisions of this Section 9, Tenant, at its option, may extend the Term of the Lease for a period of sixty (60) months at the end of the initial Term as amended hereunder (the “First Renewal Term”) with respect to not less than ******** percent (**%) of the Premises as it exists as of the last day of the Term (the “First Renewal Option”). If Tenant exercises the First Renewal Option, then, subject to the terms and provisions of this Section 9, Tenant may further extend the Term of this Lease for another period of sixty (60) months at the end of the First Renewal Term (the “Second Renewal Term”) with respect to not less than ********* percent (**%) of the Premises as it exists as of the last day of the First Renewal Term (the “Second Renewal Option”). The First Renewal Term and the Second Renewal Term will be referred to individually as a “Renewal Term” or, collectively, as the “Renewal Terms.” The First Renewal Option and the Second Renewal Option will be referred to individually as a “Renewal Option” or, collectively, as the “Renewal Options.” If Tenant elects to exercise either Renewal Term with respect to less than ********** percent (***%), but not less than ********** percent (**%) of the Premises as it exists as of the last day of the Term or First Renewal Term (as applicable), then Tenant shall, at its sole cost and expense, cause that portion of the Premises that Tenant has elected not to include within the Premises during such Renewal Term to be separately demised so that it may be relet to a third party, and shall be returned to Landlord in the condition required under Section 21 of the Original Lease.

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(b) Exercise. To exercise either such Renewal Option, Tenant must deliver notice of the exercise thereof (a “Renewal Notice”) to Landlord no earlier than twelve (12) months and no later than nine (9) months prior to the expiration of the initial Term, with respect to the exercise of the First Renewal Option, and prior to the expiration of the First Renewal Term, with respect to the exercise of the Second Renewal Option.

(c) Determination of Market Rental Rate. Within ten (10) days after Tenant delivers a Renewal Notice, Landlord will notify Tenant (the “Rate Notice”) of the Market Rental Rate (as defined below). If Tenant agrees that the rental rate set forth in the Rate Notice is the Market Rental Rate, such rental rate will be the Market Rental Rate for the purposes of this Section 9, and Base Rent for the applicable Renewal Term will be the Market Rental Rate as may be agreed to by Tenant. If Tenant disagrees with the Market Rental Rate in the Rate Notice then Tenant will have thirty (30) days after receipt of the Rate Notice to object to the rental rate in the Rate Notice by giving notice to Landlord and including Tenant’s determination of the Market Rental Rate. If Tenant fails to object within such thirty (30) day period, Tenant will be deemed to have agreed that the Rate Notice contains the Market Rental Rate. If Tenant timely notifies Landlord of Tenant’s objection to the rate set forth in the Rate Notice, then Landlord and Tenant will, for a period of twenty (20) days from and after Tenant gives its objection to the Rate Notice, negotiate to determine a Market Rental Rate acceptable to both Landlord and Tenant.

(i) Parties’ Brokers. If the parties are unable to agree upon the Market Rental Rate during such twenty (20) day period, then, within seven (7) days after the expiration of such twenty (20) day period, Landlord and Tenant will each appoint their own licensed real estate broker who has at least ten (10) years’ fulltime experience in commercial office leasing in the Boulder, Colorado metropolitan area (the “Parties’ Brokers”). The Parties’ Brokers will negotiate in good faith for ten (10) days after the date that both Parties’ Brokers have been appointed to determine a Market Rental Rate acceptable to both Landlord and Tenant. If the Parties’ Brokers cannot reach agreement on the Market Rental Rate within such ten (10) day period, then within five (5) business days after the expiration of such ten (10) day period, Landlord will deliver to Tenant a written determination of the Market Rental Rate as determined by Landlord and its broker using the criteria set forth below (“Landlord’s Determination”). Tenant will have five (5) business days from the date of Landlord’s delivery of Landlord’s Determination to notify Landlord of Tenant’s acceptance of Landlord’s Determination or deliver to Landlord Tenant’s written determination of the Market Rental Rate using the criteria set forth below (“Tenant’s Determination”). If Tenant does not deliver Tenant’s Determination to Landlord within such five (5) business day period, Tenant will be deemed to have accepted Landlord’s Determination and the rental rate set forth in Landlord’s Determination will be the Market Rental Rate. If Tenant does deliver Tenant’s Determination within such five (5) business day period, then the Parties’ Brokers will have an additional seven (7) days from the date of delivery of Tenant’s Determination to negotiate a Market Rental Rate acceptable to both Landlord and Tenant.

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(ii) Third Broker. If no agreement can be reached as to the Market Rental Rate within such seven (7) day period, then, within five (5) days after such seven (7) day period expires, the Parties’ Brokers will appoint a third broker (the “Third Broker”). The Third Broker will be a person who has not previously acted in any capacity for either party and who meets the same experience qualifications as required for the Parties’ Brokers. Within ten (10) days of his or her appointment, the Third Broker will review Landlord’s Determination and Tenant’s Determination of the Market Rental Rate and such other information as he or she deems necessary and will select either Landlord’s Determination or Tenant’s Determination of the Market Rental Rate (but no other rate) as being more reasonable. The Third Broker will be instructed, in deciding whether Landlord’s Determination or Tenant’s Determination is more reasonable, to use the criteria as to the Market Rental Rate set forth below. The Third Broker will immediately notify the parties of his or her selection of the Landlord’s Determination or the Tenant’s Determination as being more reasonable, and then such selected determination will be the Market Rental Rate. Each of the parties will bear the entire cost of their own broker and one half (l/2) of the cost of the Third Broker.

(iii) Interim Rate. Notwithstanding anything in this Lease to the contrary, if no agreement can be reached as to the Market Rental Rate prior to the expiration of the Term, with respect to the exercise of the First Renewal Option, and/or prior to the expiration of the First Renewal Term, with respect to the exercise of the Second Renewal Option, Tenant shall pay Base Rent to Landlord in accordance with the rental rate for the last full calendar month of the Term preceding the Interim Period (the “Interim Rate”) for the period (the “Interim Period”) beginning on the day immediately following the last day of the Term and/or the First Renewal Term, as applicable, and ending on the date the Market Rental Rate is determined pursuant to this Section 9 (the “Determination Date”). If the amount of Base Rent Tenant paid to Landlord during the Interim Period, prorated based on the number of days in such period (the “Interim Base Rent”), is more than the amount Tenant would have paid if the Market Rental Rate had been in effect during such Interim Period, Landlord will credit such excess amount against the next payment(s) of Base Rent due from Tenant to Landlord. If the Interim Base Rent is less than the amount Tenant would have paid if the Market Rental Rate had been in effect during such Interim Period, Tenant will pay the deficiency to Landlord within thirty (30) days after the Determination Date.

(d) Market Rental Rate Defined. “Market Rental Rate” means the prevailing base rental renewal rate then charged by landlords of similar buildings in suburban Boulder, Colorado of comparable class, quality and age as the Building for similar space, taking into account the length of the applicable Renewal Term and tenant inducements (improvement allowances, free rent, etc.).

(e) After Exercise. During each Renewal Term, all of the terms and provisions of this Lease will apply, except that (i) after the Second Renewal Term there will be no further right of renewal; and (ii) during each Renewal Term, Base Rent will be payable at the

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applicable Market Rental Rate, as determined pursuant to this Section 9, multiplied by the rentable square feet of the Premises as of the commencement of the applicable Renewal Term; provided, however, that notwithstanding anything in this Section 9 to the contrary, in no event will the Base Rent payable for any month in the First Renewal Term be less than the Base Rent payable for the last month of the initial Term, nor will the Base Rent payable for any month in the Second Renewal Term be less than the Base Rent payable for the last month of the First Renewal Term. The “Term” of this Lease will include any properly exercised Renewal Term following execution and delivery of a confirmatory amendment regarding the Renewal Option.

(f) Holdover Rate. If Tenant does not exercise any of its Renewal Options hereunder, notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right to three (3) consecutive holdover periods of one (I) month each, and the Base Rent applicable to each such holdover period shall be ***% of the Base Rent rate applicable to the last full calendar month of the Term prior to the first such holdover period; any holdover by Tenant beyond the holdover periods contemplated above shall be permitted only with Landlord’s prior written consent, and the Base Rent shall be ***% of the Base Rent rate applicable to the last full calendar month of the Term prior to the first such holdover period.

(g) Limitations on Tenant’s Rights. At Landlord’s option, Tenant will have no right to extend the Term, and Tenant’s Renewal Notice will be ineffective, if an Event of Default, or any fact or circumstance which with the passage of time or the giving of notice or both would constitute an Event of Default, exists beyond any applicable cure period at the time a Renewal Notice is given or at the time the applicable Renewal Term is scheduled to commence. Any termination of this Lease terminates all rights under this Section 9. Any assignment of this Lease or subletting of more than 30% of the Premises by Tenant (excluding an assignment or sublease that is a Permitted Transfer (as defined below)) terminates Tenant’s rights under this Section 9, unless Landlord consents to the contrary in writing at the time of such subletting or assignment.

10. Right of First Offer.

(a) Terms of Right. If at any time during the Term, any space in the Building (the “ROFO Space”) becomes available or is becoming available for lease, Landlord will notify Tenant that such ROFO Space is available for lease or is becoming available, and such notice will set forth the terms upon which Landlord is willing to lease the ROFO Space to prospective tenants (the “ROFO Offer Notice”). The ROFO Space shall not be deemed available or becoming available for lease to the extent (i) that it is subject to any rights or options in favor of any other parties that are superior to Tenant’s with respect to the ROFO Space as of the date of this Amendment (and Landlord shall notify Tenant of such rights in the ROFO Offer Notice), and/or (ii) the ROFO Space is subject to a then-existing lease, as such lease may be modified, amended, extended or renewed. Provided that an Event of Default, or any fact or circumstance which with the giving of notice or the passage of time or both would become an Event of Default, does not then exist beyond any applicable cure period, and subject to the provisions of this Section 10, Tenant will have seven (7) business days after the receipt of the ROFO Offer Notice in which to deliver a written notice to Landlord exercising Tenant’s right to lease all, but not less than all, of the ROFO Space (the “Right of Offer”) subject to the applicable ROFO Offer Notice (the “ROFO Acceptance Notice”). If Tenant delivers the ROFO Acceptance

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Notice to Landlord within such seven (7)-business day period, then Landlord and Tenant will promptly amend the Lease to include the ROFO Space on the terms stated in the ROFO Offer Notice or such terms as are mutually agreed to by Landlord and Tenant. If Tenant fails to deliver the ROFO Acceptance Notice within such seven (7)-business day period, Tenant will be deemed to have rejected the ROFO Offer Notice. If Tenant rejects or is deemed to have rejected the ROFO Offer Notice, Tenant’s Right of Offer with respect to the ROFO Space which is the subject of the ROFO Offer Notice will terminate and be of no further force or effect, and Landlord will be free to lease any or all of the ROFO Space that is the subject of the ROFO Offer Notice to any prospective tenant, subject to the terms of Section 11 below at any time after the earlier of the date Tenant rejects the ROFO Offer Notice or the expiration of such seven (7)-business day period.

(b) Additional Terms Applicable to ROFO Acceptance. Notwithstanding the provisions of Subsection 10(a):

(i) Except as set forth below, in the event that Tenant timely delivers a ROFO Acceptance Notice and a confirmatory amendment regarding the ROFO Space is executed by Landlord and Tenant, the Term of the Lease with respect to the entirety of the Premise then leased by Tenant and the ROFO Space will be extended to a date which is seven (7) years following the date that the Lease commences with respect to the ROFO Space.

(ii) In the event that Tenant timely delivers a ROFO Acceptance Notice, a confirmatory amendment regarding the ROFO Space is executed by Landlord and Tenant, and, at the time of delivery of the ROFO Acceptance Notice, Tenant is leasing 65% or more of the rentable area of the Building, the Term of the Lease with respect to the entirety of the Premise then leased by Tenant and the ROFO Space will be extended to a date which is ten (10) years following the date that the Lease commences with respect to the ROFO Space.

(iii) Base Rent rates payable with respect to any such extension of the Term will escalate in the same manner as Base Rent rates with respect to the ROFO Space escalate pursuant to the terms of the ROFO Offer Notice.

(iv) If Tenant fails to execute a confirmatory amendment regarding the ROFO Space as set forth above, the ROFO Acceptance Notice with respect to such ROFO Space will automatically be deemed rescinded and the Right of Offer with respect to such ROFO Space will automatically be deemed to have been rejected by Tenant.

(c) Limitations on Tenant’s Rights. Tenant will have no right to lease any ROFO Space and its ROFO Acceptance Notice will be ineffective if an Event of Default, or any fact or circumstance which with the giving of notice or the passage of time or both would become an Event of Default, exists beyond any applicable cure period at the time such notice is given or at the time the amendment to the Lease is scheduled to be executed by Landlord and Tenant. Any termination of the Lease terminates all rights under this Section 10. Any assignment or subletting by Tenant of the Lease of more than 30% of the Premises (other than a

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Permitted Transfer) terminates Tenant’s rights with respect to the ROFO Space, unless Landlord consents to the contrary in writing at the time of such subletting or assignment.

(d) Allowance and Free Rent. In connection with an extension of the Term pursuant to this Section 10:

(i) any tenant improvement allowance described in the ROFO Offer will be adjusted upward or downward in proportion to the relative difference between the duration by which the Term is extended, on the one hand, and the duration of the term contemplated by the ROFO Offer, on the other hand; provided, however, that the tenant improvement allowance will not exceed $**** per rentable square foot; and

(ii) any free rent period described in the ROFO Offer will be lengthened or shortened in proportion to the relative difference between the duration by which the Term is extended, on the one hand, and the duration of the term contemplated by the ROFO Offer, on the other hand; *******************************************.

11. Right of First Refusal.

(a) Right of Refusal. If Landlord, at any time after the date of this Amendment through the end of the Term, receives an offer, acceptable to Landlord, from third parties to lease space in the Building (any such offer will be referred to as a “ROFR Offer” and the space described in the ROFR Offer will be referred to as the “ROFR Space”), then Landlord will notify Tenant, in writing, and include in such notice the business terms of such ROFR Offer. Tenant will not be entitled to receive a ROFR Offer with respect to any renewal or extension of a lease by a tenant occupying any portion of the ROFR Space. Provided an Event of Default, or any fact or circumstance which with the giving of notice or the passage of time or both would become an Event of Default, does not then exist beyond any applicable cure period under the Lease, and subject to the rights of all other entities which have rights to the ROFR Space that are superior to Tenant’s as of the date of this Amendment (“Prior Entities”) and any renewal rights granted to tenants of the ROFR Space as of the date of this Amendment, Tenant will have seven (7) business days from and after the later of the date of its receipt of such notice from Landlord or the date upon which all Prior Entities elect not to take such ROFR Space, in which to elect, by notice (a ‘‘ROFR Acceptance Notice”) to Landlord, to lease such ROFR Space for the consideration and on the terms contained in the ROFR Offer (the “Right of Refusal”) and other terms as may be mutually agreeable to the Landlord and Tenant. If Tenant does not provide a ROFR Acceptance Notice within such seven (7) business day period, Tenant will be deemed to have elected not to exercise the applicable ROFR Offer. If all Prior Entities elect not to lease the ROFR Space, and Tenant elects to exercise the Right of Refusal, then Landlord and Tenant will amend the Lease to include such ROFR Space on the terms stated in the ROFR Offer. The closing of the amendment of the Lease will take place within thirty (30) days after the later of (i) the date that Landlord receives the ROFR Acceptance Notice, or (ii) the date of expiration of all superior rights of Prior Entities to lease the ROFR Space. The Right of Refusal will be deemed a continuing right and will apply to each ROFR Offer during the Term, provided, however, that upon Tenant’s rejection or deemed rejection of a ROFR Offer, Landlord may enter

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into the lease which was described in the ROFR Offer, and Tenant will have no rights under this Section 11 with respect to the ROFR Space subject to such ROFR Offer until after the expiration of the term of any such lease (and any applicable renewals) by and between Landlord and a third party relating to such ROFR Space. In the event that Tenant rejects or is deemed to have rejected a ROFR Offer and Landlord thereafter determines to offer or accept economic terms which overall are more favorable to the proposed tenant than the terms reflected in the ROFR Offer, Landlord shall submit to Tenant a revised ROFR Offer reflecting the proposed terms, where upon the provisions of this Section 11 will again apply except that Tenant will only have three (3) business days in which to accept, reject or be deemed to have rejected the revised ROFR Offer. Tenant’s rights under this Section 11 are subject and subordinate to the existing rights of Prior Entities.

(b) Additional Terms Applicable to ROFR Acceptance. Notwithstanding the provisions of Subsection 11(a):

(i) Except as set forth below, in the event that Tenant timely exercises its Right of Refusal and a confirmatory amendment regarding the ROFR Space is executed by Landlord and Tenant, the Term of the Lease with respect to the entirety of the Premise then leased by Tenant and the ROFR Space will be extended to a date which is seven (7) years following the date that the Lease commences with respect to the ROFR Space.

(ii) In the event that Tenant timely exercises its Right of Refusal and a confirmatory amendment regarding the ROFR Space is executed by Landlord and Tenant, and, at the time of exercise of the Right of Refusal, Tenant is leasing **% or more of the rentable area of the Building, the Term of the Lease with respect to the entirety of the Premise then leased by Tenant and the ROFR Space will be extended to a date which is ten (10) years following the date that the Lease commences with respect to the ROFR Space.

(iii) Base Rent rates payable with respect to any such extension of the Term will escalate in the same manner as Base Rent rates with respect to the ROFR Space escalate pursuant to the terms of the ROFR Offer.

(iv) If Tenant fails to execute a confirmatory amendment regarding the ROFR Space as set forth above, the ROFR Acceptance Notice with respect to such ROFR Space will automatically be deemed rescinded and the Right of Refusal with respect to such ROFR Space will automatically be deemed to have been rejected by Tenant.

(c) Allowance and Free Rent. In connection with an extension of the Term pursuant to Subsection 11(b)(b)(i) or (b)(ii) above:

(i) any tenant improvement allowance described in the ROFR Offer will be adjusted upward or downward in proportion to the relative difference between the duration by which the Term is extended, on the one hand, and the duration of the term contemplated by the ROFR Offer, on the other hand;

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provided, however, that the tenant improvement allowance will not exceed $**** per rentable square foot; and

(ii) any free rent period described in the ROFR Offer will be lengthened or shortened in proportion to the relative difference between the duration by which the Term is extended, on the one hand, and the duration of the term contemplated by the ROFR Offer, on the other hand; *******************************************.

(d) Limitations on Tenant’s Rights. Tenant will have no right to lease any ROFR Space and its notice exercising the Right of Refusal will be ineffective if an Event of Default, or any fact or circumstance which with the giving of notice or the passage of time or both would become an Event of Default, exists beyond any applicable cure period at the time such notice is given or at the time the amendment to the Lease is scheduled to be executed by Landlord and Tenant. Any termination of the Lease terminates all rights under this Section 11. Any assignment of this Lease or subletting greater than 30% of Premises by Tenant (other than a Permitted Transfer) terminates Tenant’s rights with respect to the Right of Refusal, unless Landlord consents to the contrary in writing at the time of such subletting or assignment

12. Assignment and Subletting.

(a) Permitted Transfers. Tenant may, upon notice to Landlord but without obtaining Landlord’s consent, assign this Lease or sublet all or any portion of the Premises to any individual(s) or entity: (i) that owns or is concurrently acquiring a majority of the equity interests in Tenant; (ii) a majority of the equity interests in which are owned or concurrently being acquired by Tenant; (iii) a majority of the equity interests in which are owned or are concurrently being acquired by the same individual(s) or entity that owns a majority of the equity interests in Tenant; or (iv) is concurrently merging into Tenant or into which Tenant is concurrently merging (any such assignment or sublease being referred to herein as a “Permitted Transfer”).

(b) Other Transfers. In connection with any proposed Transfer other than a Permitted Transfer, Landlord will not unreasonably delay, withhold or condition its consent. Any rent received by Tenant under any sublease in excess of Rent due from Tenant under the Lease shall be divided between Landlord and Tenant as provided in Section 10(g) of the Original Lease, after deducting Tenant’s actual and reasonable costs associated therewith.

(c) Termination of Recapture Right. Subsection 10(f) of the Lease is hereby deleted in its entirety.

13. Parking.

(a) In the event Landlord enters into any new leases of space within the Complex or amends any existing lease within the Complex, Landlord will not grant in any such new lease or amendment rights to use parking spaces which would result in the tenant under such lease or amendment having a right to use in excess of 4.3 parking spaces per 1,000 rentable square feet of space leased by such tenant within the Complex.

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(b) Landlord may not eliminate, reduce the number of, or reallocate any of the parking spaces allocated by Landlord to the Building as of the date of this Amendment.

(c) Tenant and its employees shall have the right to use up to 227 parking spaces on an unreserved basis at no charge, subject to the terms and conditions of the Lease and to reasonable Rules and Regulations proscribed from time to time by Landlord, including the designation of specified areas in which automobiles operated by Tenant or its employees may be parked; provided, however, that Tenant and its employees shall not use in excess of 193 parking spaces until such time as CH2MHill vacates Suites 205 and 207 of the Building.

14. Staging and Storage Space. Subject to applicable Law, Landlord will make available Suites 115 and 200 of the Building for the exclusive use by Tenant as staging and storage space (the “Storage Space”) supporting Tenant’s operations in the Premises. Tenant’s rights hereunder to use the Storage Space are conditioned upon the Lease being in full force and effect and there being no Event of Default thereunder. Tenant’s use of the Storage Space will be subject to all applicable provisions of the Lease as if the Storage Space were included within the definition of the Premises leased to Tenant; provided, however, that Tenant will not be required to pay Rent with respect to the Storage Space. Tenant’s rights to the Storage Space will terminate simultaneously with such termination of the Lease. Tenant will remove all of its property from the Storage Space immediately upon the termination of the Lease.

15. After-Hours HVAC. Section 7(a) of the Lease is hereby amended to provide that the charge payable by Tenant with respect to HVAC service to the Premises outside of Normal Business Hours is $**** per hour.

16. Furniture. Within twenty-one (21) days after the Date of this Amendment, Landlord will remove from the First Expansion Premises the furniture identified on Exhibit N attached hereto.

17. Guaranty. All of Tenant’s obligations under the Lease will be guaranteed by Markit Group Limited (“Guarantor”). Upon Tenant’s execution of this Amendment, Tenant will cause Guarantor to execute a Lease Guaranty in the form attached hereto as Exhibit O (the “Guaranty”) and will then cause Guarantor to deliver such Guaranty to Landlord simultaneously with Tenant’s delivery of this Amendment. Landlord’s obligations under this Amendment are expressly conditioned on Tenant’s delivery of the Guaranty executed by Guarantor.

18. Deletion of Obsolete Provisions.

(a) Exhibit D attached to the Original Lease and Exhibit B attached to the First Amendment are hereby deleted in their entireties. Landlord will not perform any work with regard to the Premises, except as expressly set forth in this Amendment or the exhibits attached hereto.

(b) Exhibit H attached to the Original Lease and Section 7 of the First Amendment are hereby deleted in their entireties and replaced by Section 13 of this Amendment.

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19. Notices. Tenant’s notice address for all written notices required under the Lease and this Amendment shall be deleted in its entirety and replaced with the following:

MARKIT ON DEMAND, INC.

5718 Central Avenue

Boulder, CO 80301

Attention: Accounts Payable (if invoice/billing) or Jessica Pappas (other issues)

With simultaneous copies to:

MARKIT ON DEMAND, INC.

Attn: Office Manager

5718 Central Avenue

Boulder, CO 80301

MARKIT GROUP LIMITED

Attn: General Counsel

4th floor

Ropemaker Place

25 Ropemaker Street

London EC2Y 9LY

United Kingdom

Berg Hill Greenleaf & Ruscitti LLP

Attn: Patrick K. Perrin, Esq.

1712 Pearl St.

Boulder, CO 80302

20. Counterparts; Electronic Execution. This Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by telecopier, email or other electronic means and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.

21. Brokers. Landlord and Tenant hereby represent and warrant to each other that they have not dealt with any broker, agent or finder in connection with this Amendment, other than CB Richard Ellis, Inc., representing Landlord, and Cushman & Wakefield of Colorado, Inc., representing Tenant (collectively, “Broker”), whose commission shall be paid by Landlord pursuant to a separate agreement. Landlord and Tenant hereby agree to indemnify and hold the other party harmless from all damages, liabilities and expenses, including reasonable attorneys’ fees, arising from any claims or demands of any other broker, agent or finder other than Broker

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for any commission alleged to be due to such broker, agent or finder in connection with this Amendment.

22. Ratification. Except as amended hereby (and by the First Amendment), the Lease has not been amended and, as amended hereby (and by the First Amendment), the parties ratify and confirm the Lease as being in full force and effect.

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Having read and intending to be bound by this Amendment, the parties have executed it to be effective as of the date first set forth above.

LANDLORD:

CROWN-DENVER VII, LLC, a Delaware limited liability company

By:	Petrus Investors 2005, L.P., a Delaware limited partnership, its Managing Member

	By:	Petrus-Crown GP 2005, L.L.C., a Delaware limited liability company, its General Partner

		By:	Crown West Realty, L.L.C., a New York limited liability company, its Managing Member

			By:	/s/ Wesley C. Huang
Wesley C. Huang Managing Director

TENANT:

MARKIT ON DEMAND, INC., a Delaware corporation

By:	Catherine Allegra

Print Name:	CATHERINE ALLEGRA
Title:	Global Head of MARKIT on DEMAND

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